As filed with the Securities and Exchange Commission on April 29,2011
                      Registration Nos. 33-13754,  811-05127
---------------------------------------------------------------------

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                    FORM N-1A


                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933   [X]

                        Post-Effective Amendment No. 40   [X]
                                      and
                           REGISTRATION STATEMENT
                     UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


                                  Amendment No. 40   [X]


                              ADVANCE CAPITAL I, INC.
                (Exact Name of Registrant as Specified in Charter)

              One Towne Square, Suite 444, Southfield, Michigan 48076
                       (Address of Principal Executive Offices)

                                    (248) 350-8543
                (Registrant's Telephone Number, including Area Code)


                        Robert J. Cappelli, President
                           Advance Capital I, Inc.,
             One Towne Square, Suite 444, Southfield, Michigan 48076
                     (Name and Address of Agent for Service)


                                          Copy to:
                                     Paul R. Rentenbach
                                    Dykema Gossett PLLC
                                   400 Renaissance Center
                                   Detroit, Michigan 48243
                                       (313) 568-6973


Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.
-------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box):
[ X ]  Immediately upon filing pursuant to Rule 485(b), or
[   ]  On ________, 20__, pursuant to Rule 485(b), or
[   ]  60 days after filing pursuant to Rule 485(a)(1), or
[   ]  On ________, 20__, pursuant to Rule 485(a)(1), or
[   ]  75 days after filing pursuant to Rule 485(a)(2), or
[   ]  On ________, 20__, pursuant to Rule 485(a)(2).

If appropriate, check this box:
[   ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[logo]


                    ADVANCE CAPITAL I
                     www.acfunds.com

                       Prospectus
           Retail Shares and Institutional Shares



                       Retail Shares   Institutional Shares
                       Ticker Symbols   Ticker Symbols
Retirement Income Fund    ADRIX              ADRNX
Balanced Fund             ADBAX              ADBNX
Equity Growth Fund        ADEGX              ADENX
Core Equity Fund          ADCEX              ADCNX



The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                           April 30, 2011

                             TABLE OF CONTENTS

                                                            Page
                                                            ----
FUND SUMMARIES .............................................  1
 Retirement Income Fund ....................................  1
 Balanced Fund .............................................  5
 Equity Growth Fund ........................................  9
 Core Equity Fund .......................................... 13

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
STRATEGIES, RELATED RISKS, AND DISCLOSURE OF
PORTFOLIO HOLDINGS ......................................... 16

MANAGEMENT ................................................. 23

SHAREHOLDER INFORMATION .................................... 25
 Plan of Distribution ...................................... 25
 Pricing of Fund Shares .................................... 25
 Who May Purchase Shares ................................... 26
 How to Purchase Shares .................................... 26
 How to Redeem Shares ...................................... 27
 Restrictions on Redemptions ............................... 28
 How to Exchange Shares .................................... 29
 Dividends and Distributions ............................... 29
 Distribution Options ...................................... 30
 Tax Consequences .......................................... 30

PRIVACY POLICY ............................................. 31

FINANCIAL HIGHLIGHTS ....................................... 32

                              FUND SUMMARIES


RETIREMENT INCOME FUND
Investment Objective:     Current income at a moderate level of risk.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Retirement Income Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.


                       Annual Fund Operating Expenses
  (expenses that you pay each year as a percentage of the value of your investment)
-------------------------------------------------------------------------------------
                                           Retail       Institutional
                                           Shares       Shares
-------------------------------------------------------------------------------------
Management fees .........................   0.50%         0.50%
Distribution (12b-1) fees ...............   0.25%         0.00%
Other expenses ..........................   0.10%         0.10%
                                            -----         -----
Total annual fund operating expenses ....   0.85%         0.60%
                                            =====         =====


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------
                          1 Year     3 Years     5 Years     10 Years
------------------------------------------------------------------------------
Retirement Income Fund
  Retail Shares .........    $87        $271        $471       $1,049
  Institutional Shares ..    $61        $192        $335       $  750
------------------------------------------------------------------------------

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.


Principal Investment Strategies of the Fund
The Retirement Income Fund invests in a broad range of fixed income investments, with at least 65% of its total assets invested in corporate or U.S. Government fixed income securities. Corporate fixed income securities may be investment grade or higher-yielding, below investment grade securities (so-called "junk bonds"). The adviser utilizes a comprehensive investment process prior to purchasing a security for the fund. Once a security passes the financial screening process, further due diligence is conducted by the portfolio managers. If an investment passes both the financial screens and fundamental research, it is a candidate for purchase. Regular reviews are conducted by the adviser of each security in the portfolio to determine financial strength, bond rating, marketability and other relevant financial due diligence items. In general, if an investment in the portfolio fails to meet minimum financial expectations or for strategic reasons, it may be sold.

The adviser may adjust the average maturity of the Fund's portfolio as well as the quality of bonds held, based on the interest rate outlook and current economic conditions. When interest rates are expected to rise and bond prices fall, the Fund may hold bonds with a shorter average maturity. When rates are expected to fall and bond prices rise, the Fund may hold bonds with a longer average maturity. Any adjustment in the maturity or quality of the holdings may cause an increase in portfolio turnover resulting in an increase in expenses.


Principal Risks of Investing in the Fund
Interest Rate Risk - Bond prices fluctuate due to changing interest rates.
When interest rates rise, bond prices fall, and bond prices go up when interest rates fall. Bonds with longer maturities have greater interest rate risk than do bonds with shorter maturities.

High Yield Securities Risk - Issuers of high yield fixed-income securities (commonly referred to as "junk bonds") are not as strong financially as those companies issuing investment grade bonds. Junk bonds are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative. The value of debt securities may be affected by changing credit ratings.

Credit Risk - There is the chance that the issuer of a bond will default on its promise to pay interest and/or principal at maturity. Credit ratings are an attempt to assess this risk. All things being equal, the lower a bond's credit rating, the higher the interest the bond must pay in order to attract investors and compensate them for taking additional risk.

U.S. Government Agency Risk - Some U.S. Government agency securities, such as those of the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") have only limited support from the agency's authority to borrow from the U.S. Government or the discretionary authority of the Treasury to purchase obligations of the issuing agency. Agencies with this limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings.

Call and Prepayment Risk - Investment grade and high-yield bonds may contain prepayment or redemption (call) provisions which, if exercised during a period of declining interest rates, may require the Fund to reinvest in a lower-yielding security, resulting in a decreased return for investors. Also, mortgage-backed securities issued by U.S. Government agencies are subject to prepayment risk because the underlying mortgages are being repaid on a regular basis.


Who Should Invest?
The Retirement Income Fund may be suitable for you if:
 * You want to add a high risk fixed income fund to your current portfolio
 * You have a long-term time horizon (at least five years)
 * You are seeking current income rather than growth
 * You have a high risk tolerance and can accept large price swings

Because of the several types of risks described in this prospectus, you could lose money!


Performance
The following information illustrates how the Retirement Income Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the average annual returns for one, five, and ten years for Retail Shares of the Fund compare with those of an appropriate broad-based securities market index. The Barclays Capital U.S. Corporate Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. It consists primarily of publicly-issued fixed-income investment grade securities issued by U.S. corporations in the industrial, utility and financial services sectors; you cannot invest directly in an index. Past performance (before and after taxes) should not be used to attempt to predict future performance. You may get updated performance information online at www.acfunds.com or by calling 800-345-4783.

Calendar Year Total Returns (%) as of 12/31 each year (Retail Shares)


Advance Capital I, Inc. Retirement Income Fund
Annual Returns Before Taxes for Retail Shares

[CHART SHOWING ANNUAL RETURNS BEFORE TAXES
   12/31 OF EACH YEAR 2001 - 2010]

 12/31/2001      7.95%
 12/31/2002      8.80%
 12/31/2003      9.75%
 12/31/2004      6.78%
 12/31/2005      2.28%
 12/31/2006      3.97%
 12/31/2007      3.33%
 12/31/2008    -16.03%
 12/31/2009     17.13%
 12/31/2010      8.31%

The Retirement Income Fund's highest/lowest quarterly results for Retail Shares during this time period were:

Highest:  +7.94%   3rd quarter 2009
Lowest:   -7.39%   3rd quarter 2008



                        Average Annual Total Returns (%)
                    For the Periods Ended December 31, 2010
-----------------------------------------------------------------------------------------
                                                      1 Year     5 Years     10 Years
-----------------------------------------------------------------------------------------
Retirement Income Fund - Retail Shares
  Before taxes ......................................  8.31%       2.73%        4.89%
  After taxes on distributions ......................  6.51%       0.73%        2.80%
  After taxes on distributions and sale of
          fund shares ...............................  5.41%       1.14%        2.97%

Retirement Income Fund - Institutional Shares
  Before taxes ......................................  8.45%        N/A          N/A
-----------------------------------------------------------------------------------------
Index (reflects no deductions for fees, expenses or taxes)
  Barclays Capital U.S. Corporate Index .............  8.99%       6.05%        6.57%
-----------------------------------------------------------------------------------------


After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. After tax returns are shown only for Retail Shares, and will vary for Institutional Shares. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) lan or an individual retirement account (IRA). Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.


Management
Investment Adviser:   Advance Capital Management, Inc.


Portfolio Managers:
 * Christopher M. Kostiz, senior portfolio manager since 1995.
 * Gregory O. MacKenzie, CFA, portfolio manager since 2004.


Purchase and Sale of Fund Shares
Only banks, savings institutions, credit unions and other financial institutions, corporations, foundations, retirement plans, endowments or other accredited institutions and certain high net worth individuals who are approved for investment by the Adviser or a Subadviser may purchase Institutional Shares. The minimum investment for Institutional Shares is $250,000, but exceptions can be made based on an aggregate investment over time. All other investors may purchase Retail Shares. The minimum initial investment for Retail Shares is $10,000 (or $2,000 for an IRA account), and this minimum may be made in any combination of Advance Capital I Funds so long as a $1,000 minimum is maintained in each Fund selected. Subsequent investments in either Retail or Institutional Shares may be made in any amounts. To purchase shares in the Fund, you must complete an Application to Purchase Shares and mail it with a check to: Advance Capital I, Inc., P.O. Box 3144, Southfield, Michigan 48037 (by regular mail) or to:
Advance Capital I, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 (by overnight mail or delivery service). Shares of the Fund held in a non-IRA account are redeemable on any business day, by telephone or in writing. Shares held in an IRA account must be redeemed by submitting an IRA Distribution Form.


Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

BALANCED FUND
Investment Objective:  Capital growth, current income and preservation of capital.


Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.




                       Annual Fund Operating Expenses
  (expenses that you pay each year as a percentage of the value of your investment)
-------------------------------------------------------------------------------------
                                           Retail       Institutional
                                           Shares       Shares
-------------------------------------------------------------------------------------
Management fees .........................   0.70%         0.70%
Distribution (12b-1) fees ...............   0.25%         0.00%
Other expenses ..........................   0.11%         0.11%
                                            -----         -----
Total annual fund operating expenses ....   1.06%         0.81%
                                            =====         =====


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------
                          1 Year     3 Years     5 Years     10 Years
------------------------------------------------------------------------------
Balanced Fund
  Retail Shares .........   $108        $337        $585       $1,294
  Institutional Shares ..    $83        $259        $450       $1,002
------------------------------------------------------------------------------


Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.


Principal Investment Strategies of the Fund
The Balanced Fund invests in a mixed portfolio of common stocks and investment grade bonds, and normally invests approximately 60% of its total assets in common stocks and 40% in fixed income securities. The Fund may hold a limited amount of cash to be used for redemptions. Under normal circumstances, equity securities will represent at least 25% of total assets. Fixed income securities may represent as much as 75%, but not less than 25% of total assets. The Fund invests in stocks of companies that are considered to have good growth potential, regardless of the size of the company. If a bond held in the Fund is downgraded to below investment grade, the Fund may continue to hold it until the adviser deems it advantageous to sell.

The Subadviser for the equity portion of the Balanced Fund employs a "bottom-up" fundamental research process for stock selection. The portfolio manager evaluates a company's business strategy, competitive advantage and financial factors. The investment process utilizes quantitative screens which focus on valuation metrics to help control risk. Those investments that pass the screens are candidates for investment. The Balanced Fund may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure gains, limit losses, or redeploy assets into more promising opportunities. When considering whether or not to sell investments, for stocks in the Fund the portfolio manager considers the potential impact of management changes, strategic marketing opportunities and competition on both the large-cap value and small-cap growth stocks in the Fund and whether a security's price is overvalued compared to future earnings growth. For bonds, the portfolio managers also consider the likely impact of rising or falling interest rates and whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.


Principal Risks of Investing in the Fund
Market Risk - Changing stock market conditions will affect the Fund's share price. The Balanced Fund should not be relied on for short-term needs. Returns from stocks held in the Fund will rise and fall with changes in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Investments in small and mid-size companies could be volatile and sensitive to steep share price declines in the event their earnings disappoint investors. Bond prices will fluctuate as interest rates and credit ratings change.

Foreign Market Risk - To the extent the Fund invests in foreign stocks and bonds, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Interest Rate Risk - Bond prices fluctuate due to changing interest rates. When interest rates rise, bond prices fall, and bond prices go up when interest rates fall. Bonds with longer maturities have greater interest rate risk than do bonds with shorter maturities.

Credit Risk - There is the chance that the issuer of a bond will default on its promise to pay interest and/or principal at maturity. Credit ratings are an attempt to assess this risk. All things being equal, the lower a bond's credit rating, the higher the interest the bond must pay in order to attract investors and compensate them for taking additional risk.

Call and Prepayment Risk - Investment grade and high-yield bonds may contain prepayment or redemption (call) provisions which, if exercised during a period of declining interest rates, may require the Fund to reinvest in a lower-yielding security, resulting in a decreased return for investors. Also, mortgage-backed securities issued by U.S. Government agencies are subject to prepayment risk because the underlying mortgages are being repaid on a regular basis.


Who Should Invest?
The Balanced Fund may be suitable for you if:
 * You want to add a balanced fund to your existing portfolio,
 * You are looking for a moderate level of growth and a moderate level of income,
 * You have a long-term time horizon (at least 5 years), and
 * You can tolerate the ups and downs of movement in the stock and bond markets

Because of the several types of risks described in this prospectus, you could lose money!

Performance
The following information illustrates how the Balanced Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the average annual returns for one, five, and ten years for Retail Shares of the Fund compare with those of an appropriate broad-based securities market index. The Lipper Balanced Index consists of the 30 largest mutual funds whose primary investment objective is to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds; you cannot invest directly in an index. Past performance (before and after taxes) should not be used to attempt to predict future performance. You may get updated performance information online at www.acfunds.com or by calling 800-345-4783.


Calendar Year Total Returns (%) as of 12/31 each year (Retail Shares)

Advance Capital I, Inc. Balanced Fund
Annual Returns Before Taxes for Retail Shares

[CHART SHOWING ANNUAL RETURNS BEFORE TAXES
   12/31 OF EACH YEAR 2001 - 2010]

 12/31/2001     -1.58%
 12/31/2002     -6.72%
 12/31/2003     19.96%
 12/31/2004      9.05%
 12/31/2005      4.79%
 12/31/2006      9.91%
 12/31/2007      6.00%
 12/31/2008    -31.33%
 12/31/2009     22.79%
 12/31/2010     15.19%

The Balanced Fund's highest/lowest quarterly results for Retail Shares during this time period were:

Highest:  +11.61%  2nd quarter 2003
Lowest:   -14.78%  4th quarter 2008


                        Average Annual Total Returns (%)
                    For the Periods Ended December 31, 2010
-----------------------------------------------------------------------------------------
                                                      1 Year     5 Years     10 Years
-----------------------------------------------------------------------------------------
Balanced Fund - Retail Shares
  Before taxes ...................................... 15.19%       2.51%        3.60%
  After taxes on distributions ...................... 14.51%       1.42%        2.44%
  After taxes on distributions and sale of
          fund shares ............................... 10.02%       1.78%        2.64%

Balanced Fund - Institutional Shares
  Before taxes ...................................... 15.52%        N/A          N/A
-----------------------------------------------------------------------------------------
Index (reflects no deductions for fees, expenses or taxes)
  Lipper Balanced Index ............................. 11.90%       3.91%        3.71%
-----------------------------------------------------------------------------------------



After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. After tax returns are shown only for Retail Shares, and will vary for

Institutional Shares. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA). Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.


Management
Investment Adviser:  Advance Capital Management, Inc.

Portfolio Managers (Fixed income portion):
 * Christopher M. Kostiz, senior portfolio manager since 1995.
 * Gregory O. MacKenzie, CFA, portfolio manager since 2004.

Investment Subadviser:  T. Rowe Price Associates, Inc.

Portfolio Manager (Equity portion):
 * Donald J. Peters, portfolio manager since 1994.
 * Donald J. Easley, CFA, portfolio manager since 2009.


Purchase and Sale of Fund Shares
Only banks, savings institutions, credit unions and other financial institutions, corporations, foundations, retirement plans, endowments or other accredited institutions and certain high net worth individuals who are approved for investment by the Adviser or a Subadviser may purchase Institutional Shares. The minimum investment for Institutional Shares is $250,000, but exceptions can be made based on an aggregate investment over time. All other investors may purchase Retail Shares. The minimum initial investment for Retail Shares is $10,000 (or $2,000 for an IRA account), and this minimum may be made in any combination of Advance Capital I Funds so long as a $1,000 minimum is maintained in each Fund selected. Subsequent investments in either Retail or Institutional Shares may be made in any amounts. To purchase shares in the Fund, you must complete an Application to Purchase Shares and mail it with a check to: Advance Capital I, Inc., P.O. Box 3144, Southfield, Michigan 48037 (by regular mail) or to: Advance Capital I, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076
(by overnight mail or delivery service). Shares of the Fund held in a non-IRA account are redeemable on any business day, by telephone or in writing. Shares held in an IRA account must be redeemed by submitting an IRA Distribution Form.


Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

EQUITY GROWTH FUND
Investment Objective:     Long-term growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Equity Growth Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.



                       Annual Fund Operating Expenses
  (expenses that you pay each year as a percentage of the value of your investment)
-------------------------------------------------------------------------------------
                                           Retail       Institutional
                                           Shares       Shares
-------------------------------------------------------------------------------------
Management fees .........................   0.70%         0.70%
Distribution (12b-1) fees ...............   0.25%         0.00%
Other expenses ..........................   0.12%         0.12%
                                            -----         -----
Total annual fund operating expenses ....   1.07%         0.82%
                                            =====         =====


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------
                          1 Year     3 Years     5 Years     10 Years
------------------------------------------------------------------------------
Equity Growth Fund
  Retail Shares .........   $109        $340        $590       $1,306
  Institutional Shares ..    $84        $262        $455       $1,014
------------------------------------------------------------------------------


Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.


Principal Investment Strategies of the Fund
The Equity Growth Fund invests at least 80% of its assets in a diversified
group of small and medium-sized growth companies.   Medium-sized companies are
considered to have market capitalization between about $460 million and $21.8 billion. Small companies are considered to be those that have market capitalizations of less than the lower end of this range. The Fund has the flexibility to purchase some larger companies. The portfolio manager looks for medium-sized companies with above-average earnings growth rates. The Fund seeks to lower its risk profile by investing in a broadly diversified portfolio of companies with proven business models at reasonable valuations. The Fund may also invest in other types of securities if they offer better returns with less risk than common stocks alone. These securities include foreign securities, preferred stocks, obligations issued and guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities.

The Subadviser employs a "bottom-up" fundamental research process for stock selection. The portfolio manager evaluates a company's business strategy, competitive advantage and financial factors. The investment process utilizes quantitative screens which focus on valuation metrics to help control risk. Those investments that pass the screens are candidates for investment. The portfolio manager may sell a stock for various reasons, including deterioration in valuation, a change in fundamental assessment or weakened financial strength.

Principal Risks of Investing in the Fund
Market Risk - Changing stock market conditions will affect the Fund's share price. Returns from stocks held in the Fund will rise and fall with changes in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Foreign Market Risk - To the extent the Fund invests in foreign stocks, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

Small and Medium-sized Companies - Small and medium-sized companies involve greater risks and may lack depth of management, may be unable to generate funds necessary for growth or potential development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Small and medium-sized companies tend to trade less frequently and are more sensitive to market changes than the market in general. In addition, these companies may become subject to intense competition from larger or more established companies. Finally, smaller growth stocks can have steep price declines if their earnings disappoint investors. Since the Fund will be significantly invested in this market sector, investors will be exposed to its volatility.

Growth Stocks - Growth stocks can be volatile for several reasons. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. In general, stocks with growth characteristics can have relatively wide price swings as a result of the high valuations they may carry.


Who Should Invest?
The Equity Growth Fund may be suitable for you if:
 * You want to add a growth fund to your existing portfolio
 * You have a long-term time horizon (at least 5 years)
 * You want to focus on smaller-company stocks
 * You do not need, or are not concerned with, dividend income
 * You have a high tolerance for risk and can handle large price swings

Because of the several types of risk described in this prospectus, you could lose money!

Performance
The following information illustrates how the Equity Growth Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the average annual returns for one, five, and ten years for Retail Shares of the Fund compare with those of an appropriate broad-based securities market index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values; you cannot invest directly in an index. Past performance (before and after taxes) should not be used to attempt to predict future performance. You may get updated performance information online at www.acfunds.com or by calling 800-345-4783.

Calendar Year Total Returns (%) as of 12/31 each year (Retail Shares)


Advance Capital I, Inc. Equity Growth Fund
Annual Returns Before Taxes for Retail Shares

[CHART SHOWING ANNUAL RETURNS BEFORE TAXES
   12/31 OF EACH YEAR 2001 - 2010]

 12/31/2001     -15.41%
 12/31/2002     -22.14%
 12/31/2003      36.60%
 12/31/2004      14.45%
 12/31/2005       9.94%
 12/31/2006       9.39%
 12/31/2007      12.05%
 12/31/2008     -46.53%
 12/31/2009      44.14%
 12/31/2010      27.49%


The Equity Growth Fund's highest/lowest quarterly results for Retail Shares during this time were:

Highest:   +34.09%  4th quarter 1999
Lowest:    -25.95%  4th quarter 2008


                        Average Annual Total Returns (%)
                    For the Periods Ended December 31, 2010
-----------------------------------------------------------------------------------------
                                                      1 Year     5 Years     10 Years
-----------------------------------------------------------------------------------------
Equity Growth Fund - Retail Shares
  Before taxes ...................................... 27.49%       3.79%        3.15%
  After taxes on distributions ...................... 27.48%       2.91%        2.43%
  After taxes on distributions and sale of
          fund shares ............................... 17.88%       3.12%        2.61%

Equity Growth Fund - Institutional Shares
  Before taxes ...................................... 27.86%        N/A          N/A
-----------------------------------------------------------------------------------------
Index (reflects no deductions for fees, expenses or taxes)
  Russell Midcap Growth Index ....................... 26.38%       4.88%        3.11%
-----------------------------------------------------------------------------------------


After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. After tax returns are shown only for Retail Shares, and will vary for Institutional Shares. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown. In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA). Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.


Management
Investment Adviser:  Advance Capital Management, Inc.

Subadviser:  T. Rowe Price Associates, Inc.

Portfolio Manager:
 * Donald J. Peters, portfolio manager since 1994.
 * Donald J. Easley, CFA, portfolio manager since 2009.


Purchase and Sale of Fund Shares
Only banks, savings institutions, credit unions and other financial institutions, corporations, foundations, retirement plans, endowments or other accredited institutions and certain high net worth individuals who are approved for investment by the Adviser or a Subadviser may purchase Institutional Shares. The minimum investment for Institutional Shares is $250,000, but exceptions can be made based on an aggregate investment over time. All other investors may purchase Retail Shares. The minimum initial investment for Retail Shares is $10,000 (or $2,000 for an IRA account), and this minimum may be made in any combination of Advance Capital I Funds so long as a $1,000 minimum is maintained in each Fund selected. Subsequent investments in either Retail or Institutional Shares may be made in any amounts. To purchase shares in the Fund, you must complete an Application to Purchase Shares and mail it with a check to: Advance Capital I, Inc., P.O. Box 3144, Southfield, Michigan 48037 (by regular mail) or to: Advance Capital I, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076
(by overnight mail or delivery service). Shares of the Fund held in a non-IRA account are redeemable on any business day, by telephone or in writing. Shares held in an IRA account must be redeemed by submitting an IRA Distribution Form.


Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

CORE EQUITY FUND
Investment Objective:     Long-term growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Core Equity Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.



                       Annual Fund Operating Expenses
  (expenses that you pay each year as a percentage of the value of your investment)
-------------------------------------------------------------------------------------
                                           Retail       Institutional
                                           Shares       Shares
-------------------------------------------------------------------------------------
Management fees .........................   0.80%         0.80%
Distribution (12b-1) fees ...............   0.25%         0.00%
Other expenses ..........................   0.23%         0.23%
                                            -----         -----
Total annual fund operating expenses ....   1.28%         1.03%
                                            =====         =====


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
                          1 Year     3 Years     5 Years     10 Years
------------------------------------------------------------------------------
Core Equity Fund
  Retail Shares .........   $130        $406        $702       $1,545
  Institutional Shares ..   $105        $328        $569       $1,259
------------------------------------------------------------------------------


Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.


Principal Investment Strategies of the Fund
The Core Equity Fund strives to reach its investment objective under normal market and economic conditions by investing primarily (at least 80% of net assets) in a diversified group of companies whose stocks or depositary receipts are listed for trading on the New York Stock Exchange or the NASDAQ Global Select Market or the NASDAQ Global Market and which have a market capitalization of more than $1 billion. These companies may be headquartered in the U.S. or in foreign countries. Generally, the Fund will be invested in between 45 and 65 companies at any given time.

The portfolio managers select the individual stocks that comprise the portfolio for the Core Equity Fund. The Fund's benchmark is the Standard & Poor's 500 Stock Index. The Fund will normally have about a 10% exposure to any particular market sector and individual stock positions are normally limited to 5% of total assets at purchase and 7% of total assets at any other time.

The Subadviser follows a "bottom-up" investment analysis process where it first screens attractive stock candidates using a quantitative multi-factor model analyzing a universe of domestic companies with a market capitalization over $1 billion. These factors include an emphasis on low valuation, market reaction, capital deployment and earnings quality on both an absolute and relative basis. Stocks that meet these quantitative model requirements are then analyzed on a rigorous fundamental basis. This qualitative analysis involves a review of a company's profitability, cash flow, capital spending and balance sheet trends as well as their products, competitive position, business practices and management. At this time price targets are established for both an initial purchase and ultimate sale of each security. These targets are periodically adjusted based on changes within the company and overall market. The last piece of the selection process is portfolio construction. The portfolio managers determine the weight of each security in the portfolio the relative sector weight compared to the benchmark.


As a security nears its price target, the Subadviser generally scales out of a holding by reducing the size of the position on a gradual basis. The most common reason for a sale is that our process has identified a superior risk/reward opportunity for the portfolio. If a security has deteriorating fundamentals, or has rapidly reached our price target the entire position is usually sold immediately. The portfolio managers do not employ strategies that limit losses or cap potential gains but any significant price movement will prompt a review of the security and the rationale for owning it.


Principal Risks of Investing in the Fund
Market Risk - Changing stock market conditions will affect the Fund's share price. Returns from stocks held in the Fund will rise and fall with changes in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may eteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Because of the several types of risk described in this prospectus, you could lose money!

Performance
The following information illustrates how the Core Equity Fund's results may vary and provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the average annual returns for one year and since inception for Retail Shares of the Fund compare with those of an appropriate broad-based securities market index. The S&P 500 Index is a capitalization-weighted index of 500 stocks representing all major industries that is designed to measure the performance of the broad domestic economy; you cannot invest directly in an index. Past performance (before and after taxes) should not be used to attempt to predict future performance. You may get updated performance information online at www.acfunds.com or by calling 800-345-4783.

Calendar Year Total Returns (%) as of 12/31 each year (Retail Shares)


Advance Captial I, Inc. Core Equity Fund
Annual Returns Before Taxes for Retail Shares

[CHART SHOWING ANNUAL RETURNS BEFORE TAXES
   12/31 OF EACH YEAR 2008 - 2010]

 12/31/2008     -34.35%
 12/31/2009      33.19%
 12/31/2010      14.15%


The Core Equity Fund's highest/lowest quarterly results for Retail Shares during this time were:

  Highest:   +15.09%   3rd quarter 2008
  Lowest:    -24.28%   4th quarter 2008



                        Average Annual Total Returns (%)
                    For the Periods Ended December 31, 2010
-----------------------------------------------------------------------------
                                                      1 Year      Since
                                                                  Inception
-----------------------------------------------------------------------------
Core Equity Fund - Retail Shares
  Before taxes ...................................... 14.15%       -0.06%
  After taxes on distributions ...................... 14.06%       -0.17%
  After taxes on distributions and sale of
          fund shares ...............................  9.31%       -0.08%
Core Equity Fund - Institutional Shares
  Before taxes ...................................... 14.41%        0.31%
-----------------------------------------------------------------------------
Index (reflects no deductions for fees, expenses or taxes)
  S&P 500 Index ..................................... 15.06%       -0.06%
-----------------------------------------------------------------------------

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. After tax returns are shown only for Retail Shares, and will vary for Institutional Shares. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown.
In addition, after-tax returns are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA). Total returns shown "after taxes on distributions and sale of fund shares" assume that you sold your shares at the end of the particular time period, and as a result, reflect the effect of both taxable distributions by the Fund and any taxable gain or loss realized upon the sale of the shares.


Management
Investment Adviser:  Advance Capital Management, Inc.

Subadviser:  Seizert Capital Partners, LLC

Portfolio Managers:
 * Gerald L. Seizert, CFA, portfolio manager since 2008.
 * Edward O. Eberle, CFA, portfolio manager since 2008.
 * David Collon, portfolio manager since 2008.


Purchase and Sale of Fund Shares
Only banks, savings institutions, credit unions and other financial institutions, corporations, foundations, retirement plans, endowments or other accredited institutions and certain high net worth individuals who are approved for investment by the Adviser or a Subadviser may purchase Institutional Shares. The minimum investment for Institutional Shares is $250,000, but exceptions can be made based on an aggregate investment over time. All other investors may purchase Retail Shares. The minimum initial investment for Retail Shares is $10,000 (or $2,000 for an IRA account), and this minimum may be made in any combination of Advance Capital I Funds so long as a $1,000 minimum is maintained in each Fund selected. Subsequent investments in either Retail or Institutional Shares may be made in any amounts. To purchase shares in the Fund, you must complete an Application to Purchase Shares and mail it with a check to: Advance Capital I, Inc., P.O. Box 3144, Southfield, Michigan 48037 (by regular mail) or to:
Advance Capital I, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 (by overnight mail or delivery service). Shares of the Fund held in a non-IRA account are redeemable on any business day, by telephone or in writing. Shares held in an IRA account must be redeemed by submitting an IRA Distribution Form.


Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.



              INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
                RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

Changing a Fund's Investment Objective
A Fund's investment objective, and certain of its investment policies that are designated as "fundamental policies", cannot be changed without shareholder approval, in accordance with the requirements of the Investment Company Act of 1940, as amended.


Principal Investment Strategies

Retirement Income Fund
The Retirement Income Fund invests in a broad range of fixed income investments. The Fund invests at least 65% of its total assets in corporate or U.S. Government fixed income securities. Corporate fixed income securities may be investment grade or higher-yielding, below investment grade securities (so-called "junk bonds"). The remaining assets may be invested in preferred stocks, U.S. Government agency securities, U.S. Government obligations, Yankee Bonds, exchange-traded funds ("ETFs"), higher yielding common stocks and money market instruments. When choosing investments, the portfolio manager adheres to the following policies:
1) The Fund may invest as much as 33% of the total assets in junk bonds or higher yielding common stocks. Junk bonds are those rated between Ba1 and B2 by Moody's or between BB+ and B by Standard and Poor's ("S&P"). If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies is not a violation of the investment policies of the Fund. In the event that a security held by the Fund is downgraded below B3 by Moody's or below B- by S&P, the Fund may continue to hold the security until such time as the investment adviser deems it advantageous to dispose of the security. High yielding common stocks will consist of stocks with a dividend yield, at the time of purchase, higher than the average dividend yield of the stocks comprising the S&P 500 Index.
2) No more than 50% of the Fund's total assets will be invested in obligations issued or guaranteed by the U.S. Government.
3)  At least 50% of total assets will be invested in the following securities:
    * obligations of, or guaranteed by the U.S. Government or its agencies; and
    * corporate debt or preferred stocks rated Baa3 or higher by Moody's, or BBB- or higher by S&P.
4) The Fund may hold unrated securities if the portfolio manager believes that the securities are comparable in investment quality to the rated securities. However, the Fund will hold no more than 5% of the total assets in unrated securities.
5) The portfolio manager uses credit analysis, security research and credit ratings when choosing bonds. The portfolio manager takes into consideration such factors as the following:
    * present and potential liquidity,
    * capability to generate funds,
    * profitability, and
    * adequacy of capital

When selling investments, the portfolio manager considers the following:
1) Whether the current market price accurately reflects the credit worthiness of the company.
2) Whether changes in the industry could have a negative impact on the company's business or marketing opportunities.
3) Credit ratings which fall below the Fund's minimum standards.
4) The possible impact of rising or falling interest rates on bonds in the Fund.

The Retirement Income Fund may adjust the average maturity based on the interest rate outlook. When interest rates are expected to rise and bond prices fall, the Fund may hold bonds with a shorter average maturity. When rates are expected to fall and bond prices rise, the Fund may hold bonds with a longer average maturity. The investment adviser may adjust the quality of bonds held based on current economic conditions. Any adjustment in the maturity or quality of the holdings may cause an increase in portfolio turnover resulting in an increase in expenses.

Balanced Fund
The Balanced Fund invests in common stocks of large, established companies as well as small to mid-size companies that are considered to have good growth potential. Bond and fixed income investments include U.S. Government and agency securities, investment grade securities (rated Baa3 or better by Moody's or BBB- or better by S&P) and other debt securities. In the event that a security held by the Balanced Fund is downgraded below investment grade, the Fund may continue to hold the security until such time as the investment adviser deems it advantageous to dispose of the security. The Fund may also invest in other securities including foreign securities, preferred stocks, obligations issued or guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may write covered call options and purchase put options on securities and financial indices.

While most assets will be invested in common stocks, the fund may employ other strategies that are not considered part of the fund's principal investment strategies. From time to time, the fund may invest in securities other than common stocks and use derivatives that are consistent with its investment program. For instance, the fund may invest, to a limited extent, in futures. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the fund and maintain liquidity while being invested in the market. To the extent the fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the contract's underlying assets.

The use of futures or other derivatives, if any, exposes the fund to risks that are different from, and potentially greater than, investments in more traditional securities. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index, and may not move in the direction anticipated by the portfolio manager. Derivatives can also be illiquid and difficult to value, the fund could be exposed to significant losses if a counterparty becomes insolvent or is unable to meet its obligations under the contract, and there is the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

In pursuing its investment objective, the Balanced Fund's adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These situations might arise when the Fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

Equity Growth Fund
The Equity Growth Fund invests at least 80% of its total assets in common stocks with a focus on small and medium-sized growth companies.
Medium-sized companies are considered to have market capitalization in the range of companies comprising the S&P MidCap 400 Index or the Russell
Midcap Growth Index at the time of purchase. As of December 31, 2010, this market capitalization range was between about $460 million and $21.8 billion. Small companies are considered to be those that have market capitalizations of less than the lower end of this range. The Fund may also invest in other types of securities if they offer better returns with less risk than common stocks alone. These securities include foreign securities, preferred stocks, obligations issued and guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities.

While most assets will be invested in common stocks, the fund may employ other strategies that are not considered part of the fund's principal investment strategies. From time to time, the fund may invest in securities other than common stocks and use derivatives that are consistent with its investment program. For instance, the fund may invest, to a limited extent, in futures. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the fund and maintain liquidity while being invested in the market. To the extent the fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the contract's underlying assets.

The use of futures or other derivatives, if any, exposes the fund to risks that are different from, and potentially greater than, investments in more traditional securities. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index, and may not move in the direction anticipated by the portfolio manager. Derivatives can also be illiquid and difficult to value, the fund could be exposed to significant losses if a counterparty becomes insolvent or is unable to meet its obligations under the contract, and there is the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

When choosing stocks, the portfolio manager uses a combination of top-down quantitative models and fundamental bottom-up research to select companies with the following characteristics:
    * A demonstrated ability to consistently increase revenues, earnings, and cash flow;
    * Capable management;
    * Attractive business niches;
    * A sustainable competitive advantage; and
    * Valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered.


The Subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These situations might arise when the Subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Equity Growth Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities. When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:
    * The potential impact of management changes, strategic marketing opportunities and competition on the long-term growth prospects for the company.
    * Whether a security's price is overvalued compared to future earnings growth.
    * How changes in the economy will impact the value of a company's stock.
    * Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.


Core Equity Fund
The Core Equity Fund strives to reach its investment objective under normal market and economic conditions by investing primarily (at least 80% of net assets) in a diversified group of companies whose stocks or depositary receipts are listed for trading on the New York Stock Exchange or the NASDAQ Global Select Market or the NASDAQ Global Market and which have a market capitalization of more than $1 billion. These companies may be headquartered in the U.S. or in foreign countries. Generally, the Fund will be invested in between 45 and 65 companies at any given time.

The portfolio managers of the Core Equity Fund believe that active portfolio management may be rewarded due to a level of inefficiency in the market. These inefficiencies can be uncovered quantitatively and enhanced by a fundamental review. They are exploited through a rigorous and consistently applied discipline which is focused on valuation characteristics, changing investor expectations, earnings quality and effective capital deployment. The Fund has a core strategy that will tilt toward growth and value type stocks based on opportunities. Changes in the types of stocks that the Fund invests intend to be evolutionary and should be characterized as gradual enhancements to the portfolio at any point in time.

When choosing stocks, the portfolio managers use a combination of top-down quantitative models, and fundamental bottom-up research and personal contacts to select companies with the following characteristics:
 * Low price to earnings ratios
 * Low price to cash flow ratios
 * Positive earnings estimate revisions
 * High quality of earnings
 * Efficient capital deployment
 * Current market trends

Valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered.

The portfolio managers screen a universe of stocks with a market capitalization of $1 billion or more for the above characteristics. Each security is evaluated based on its relative historical performance and performance relative to its sector. Stocks are also evaluated using a return on invested cash flow model that provides a theoretical discounted "warranted" price of each security. The combined output of the individual models is aggregated and each security is provided a relative score. Stocks with an attractive score are evaluated further using traditional fundamental techniques for balance sheet strength, earnings sustainability and free cash flow. Stocks with attractive characteristics after this review are deemed potential candidates for inclusion in the fund's portfolio. An additional review is made for technical factors such as current price trends, volume and current stock ownership to help identify appropriate entry and exit points. Finally, the portfolio managers evaluate any insights that they can develop regarding competitors, management or industry trends to verify the information mentioned above. The result is a list of attractive stocks that ultimately are available for investment by the Fund.

The managers select the individual stocks that comprise the portfolio for the Core Equity Fund. The Fund's benchmark is the Standard & Poor's 500 Stock Index. The Fund will normally have about a 10% exposure to any particular market sector and individual stock positions are normally limited to 5% of total assets at purchase and 7% of total assets at any other time.

The Core Equity Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities. When considering whether or not to sell investments, the portfolio manager considers the following as well as other factors:
 * The potential impact of management changes, strategic marketing opportunities and competition on the long-term growth prospects for the company.
 * Whether a security's price is overvalued compared to future earnings growth.
 * How changes in the economy will impact the value of a company's stock.
 * Whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.


Investing Defensively
Each Fund may from time to time take temporary defensive investment positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investing in money market instruments or holdings of cash or cash equivalents. A Fund may not achieve its investment objective while it is investing defensively.

Additional Information on Portfolio Turnover
A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund's returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. The Funds generally buy securities for capital appreciation, investment income or both. However, a Fund may sell securities regardless of how long they've been held. You can find the portfolio turnover rate for each Fund for the prior year in the Portfolio Turnover section of each Fund's Summary in the front part of this prospectus and historical portfolio turnover rates in the Financial Highlights.

Principal Investment Risks
Equity Securities Risk in the Balanced Fund, Equity Growth Fund and Core Equity Fund. Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term and there is no guarantee of continued long-term growth. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small to mid-size companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares. Equity securities of growth companies may be more volatile and could result in a disproportionate return or loss respective to their benchmarks. Equity securities of technology growth companies are extremely volatile primarily due to market saturation, price competition and rapid product obsolescence.

Debt Securities Risk in the Retirement Income Fund and the Balanced Fund. Bonds and other debt instruments are methods for an issuer to borrow money from investors. Debt securities have varying levels of sensitivity to interest rate changes and varying degrees of quality. A decline in prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a fund's net asset value, but not the income received by a fund from its portfolio securities (because yields on debt securities available for purchase by a fund vary over time, no specific yield on shares of a fund can be assured). Also, if the bonds in a fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed and the fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due. Bonds are also exposed to credit risk, which is the possibility that the issuer will default on its obligation to pay interest and/or principal.

"Investment Grade" Debt Securities Risk in the Retirement Income Fund and the Balanced Fund. These securities are rated within the four highest ratings categories of Moody's or S&P or, if unrated, determined by the Adviser to be of comparable credit quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade bonds. Lower-rated debt securities ("junk bonds"), on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy; they are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. Convertible debt securities are frequently unrated or, if rated, are below investment grade.

When-Issued and Delayed-Delivery Securities Risk in the Retirement Income
Fund and the Balanced Fund. These funds may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. When a Fund commits to purchase securities on a when-issued or delayed-delivery basis, the Fund segregates assets to secure its ability to perform and to avoid the creation of leverage.

Repurchase Agreements Risk in each Fund. Each Fund may enter into repurchase agreements, In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce it rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Options and Futures Risk in the Balanced Fund, Equity Growth Fund and Core Equity Fund. Consistent with their objectives, these Funds may purchase and write both call options and put options on securities and on indices and enter into interest rate and index futures contracts and options on such futures contracts (such put and call options, futures contracts, and options on futures contracts are referred to as "derivative products") in order to provide additional revenue or to hedge against changes in security prices or interest rates. The Fund may write a call or put option only if the option is covered. The Fund will limit its use of futures contracts and options on futures contracts to hedging transactions to the extent required to do so by regulatory agencies. There are several risks associated with the use of derivative products. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. Since there can be no assurance that a liquid market will exist when the Fund seeks to close out a derivative product position, these risks may become magnified. Because of these and other risks, successful use of derivative products depends on the Adviser's or Subadviser's ability to correctly predict changes in the level and the direction of stock prices, interest rates and other market factors; but even a well-conceived transaction may be unsuccessful because of an imperfect correlation between the securities and derivative product markets.

Limited Market Trading in the Retirement Income Fund and Balanced Fund. There may be little market trading for particular bonds, which may adversely affect the Fund's ability to value or sell the bonds.

Illiquid Securities Risk in the Balanced Fund and Equity Growth Fund. At December 31, 2010, the Balanced Fund held a promissory note in the amount of $1,270,097 (0.7% of its net assets at such date) and the Equity Growth Fund held a promissory note in the amount of $1,208,054 (1.1% of its net assets at such date), both payable by the Adviser, which notes represent amounts owing to each Fund from the Adviser relating to erroneous calculations of per share net asset values by the Adviser that occurred in 2007 and 2008. The Fund's Board of Directors determines the fair value of these notes at the end of each quarter. The terms of the notes include payment over 7 years at an interest rate of 3.5% above the prime rate (prime rate at December 31, 2010: 3.25%), reset from time to time as the prime rate changes, with interest and principal payable over 84 monthly installments. The effective date of the notes is January 1, 2009. The notes may be repaid in full or in part at any time without penalty. On December 31, 2010, the Adviser made an additional lump sum payment towards the principal balance of the notes.

Portfolio Holdings Disclosure
A description of Advance Capital I, Inc.'s policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information ("SAI").


                              MANAGEMENT

The Company is governed by a Board of Directors that meets regularly throughout the year to review its activities, review contractual arrangements with companies that provide services to the Company, and review each Fund's performance. The majority of Directors are not "interested persons" of the Company. The Company is authorized to issue up to 1 billion shares of common stock, which may be classified into one or more classes, as the Board of Directors determines. Information about the Directors and executive officers of the Company may be found in the SAI.

Investment Adviser
Advance Capital Management, Inc. ("ACM"), One Towne Square, Suite 444, Southfield, MI 48076, began serving as investment adviser to Advance Capital I, Inc. in 1987 and currently serves as investment adviser to all of the Advance Capital I, Inc. Funds. ACM is responsible for the day-to-day management of the investment portfolios and other business affairs. ACM conducts investment research, offers advice and recommendations concerning each Fund's investments, and supplies certain administrative, compliance, and accounting services to the Funds. A discussion regarding the basis for the board of director's approval of the investment advisory contract with ACM is available in the SAI. The total fee paid by each of the Advance Capital I, Inc. Funds to ACM during the year ended December 31, 2010, as a percentage of each Fund's average net assets, was as follows: Retirement Income Fund - 0.50%; Balanced Fund - 0.70%; Equity Growth Fund - 0.70%; and Core Equity Fund - 0.80%. As of December 31, 2010, ACM had approximately $600 million under management.


Under the investment management agreement approved by shareholders of each Fund, the Funds pay the Adviser management fees, as a percentage of the average daily net assets of each Fund, as follows (before giving effect to any fee waivers):

                                             Management
                                                Fees
                                           -------------
 Retirement Income Fund -
   First $500 million of assets ............... 0.50%
   Assets over $500 million ................... 0.45%

 Balanced Fund -
   First $500 million of assets ............... 0.70%
   Assets over $500 million ................... 0.65%

 Equity Growth Fund -
   First $500 million of assets ............... 0.70%
   Assets over $500 million ................... 0.65%

 Core Equity Fund - ........................... 0.80%

A discussion regarding the basis for the approval of Advance Capital I, Inc. investment advisory agreement with the Adviser is available in the Annual Report to Shareholders for the year ended December 31, 2010.


Subadvisers
T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, serves as the subadviser for the Equity Growth Fund and the common stock portion of the Balanced Fund. ACM pays to T. Rowe
Price a subadvisory fee out of its own assets equal to 0.20% of the first $100 million of average daily net assets, and 0.15% of average daily net assets in excess of $100 million, of the Funds being subadvised by T. Rowe Price, and no fund pays any portion of this subadvisory fee. T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. It is one of the leading no-load mutual fund managers in the nation. As of December 31, 2010, T. Rowe Price and other affiliated investment management subsidiaries of T. Rowe Price Group, Inc. had approximately $482.0 billion under management.

Seizert Capital Partners, LLC ("Seizert"), 185 West Oakland, Birmingham, MI 48009, serves as the subadviser for the Core Equity Fund. ACM pays to Seizert a subadvisory fee out of its own assets equal to 0.40% of the Fund's average daily net assets, and the Fund does not pay any portion of this subadvisory fee. As of December 31, 2010, Seizert had approximately $2.2 billion under management.

Management Personnel
The individuals serving as the portfolio management team for ACM include:

Christopher M. Kostiz, earned his undergraduate degree in Finance from Michigan State University and his MBA in Finance from Wayne State University. Mr. Kostiz joined Advance Capital Management, Inc. in 1993. As Senior Portfolio Manager for the Funds, he directs the strategy and structure of the fixed income portfolios to conform to stated objectives and actively trades securities in the Funds. Mr. Kostiz has served as manager of the Retirement Income Fund and the bond portion of the Balanced Fund since 1995.

Gregory O. MacKenzie, CFA, earned his undergraduate degree in Economics from the University of Michigan. Greg also earned his Chartered Financial Analyst designation in 2003. Prior to joining Advance Capital in December 2004, Greg was a private placement analyst for Asset Allocation & Management Co. in Chicago. In his current role, Greg is responsible for the research and investment monitoring of many of the fixed income securities in both the Retirement Income Fund and the Balanced Fund. He is also instrumental in the overall investment structure of the Advance Capital I, Inc. Funds.

The individuals serving as the portfolio managers for T. Rowe Price are:

Donald J. Peters, earned his B.A. in Economics from Tulane University and his MBA in Finance from the University of Pennsylvania, Wharton School.
Mr. Peters joined T. Rowe Price Associates, Inc. in 1993 and has held the position of Quantitative Investment Analyst, Portfolio Manager and his current position of Vice President. Mr. Peters has managed the Equity Growth Fund and the equity portion of the Balanced Fund since December 29, 1993.

Donald J. Easley, earned his B.A. in Economics from Swarthmore College and his MBA in Finance and Accounting from the University of Chicago. Mr. Easley also earned his Chartered Financial Analyst accreditation. Prior to joining T. Rowe Price Associates, Inc. in 2000, Mr. Easley was a credit analyst with the Bank of New York. In his current role, Mr. Easley is the Co-Portfolio Manager to the Equity Growth Fund and the equity portion of the Balanced Fund since May
1, 2009.

The individuals serving as the portfolio management team for Seizert include:

Gerald L. Seizert, CFA and CIC, earned his undergraduate degree in Finance and his MBA in Finance from the University of Toledo, Ohio. Mr. Seizert founded Seizert Capital Partners, LLC in 2000, and has been its Chief Executive Officer since its inception. Prior to founding Seizert, he was employed by Munder Capital Management as a Managing Partner and Chief Investment Officer of Equities from April 1995 to December 1999, and also served as Munder's
Co-Chief Executive Officer from January 1998 to July 1999. Mr. Seizert directs the equity disciplines of the firm and serves as portfolio manager to select clients.

Edward O. Eberle, CFA, earned his undergraduate degree in Finance from Michigan State University. He joined Seizert at its inception in December 2000 as a Senior Portfolio Manager and has been employed as President of Seizert since January 2002. Prior to joining Seizert, Mr. Eberle was employed as Executive Vice President of Valenti Capital, Senior Portfolio Manager for Munder Capital Management and Executive Vice President of Westpointe Financial Group. Mr. Eberle coordinates Seizert's investment process, co-manages the firm's investment disciplines and manages a hedge fund established in 1999 and now sponsored by Seizert.

David Collon, earned his undergraduate degree in Finance from Lake Forest College and his MBA in Accounting from Wayne State University. He joined Seizert in October 2004 as a portfolio manager. He manages private accounts and a hedge fund established in 2002 and sponsored by Seizert.
From May 2000 until joining Seizert, Mr. Collon was employed by Jay A. Fishman, Ltd., as a portfolio manager and research analyst. Prior to that, he served as a Vice President of Institutional Sales for Friedman, Billings, Ramsey & Co., an investment banking firm.

Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares can be found in the SAI.


Compensation and Expenses
The Funds bear all expenses of their operations other than those incurred by ACM and the Subadvisers under their advisory and subadvisory agreements, and those incurred by Advance Capital Group, Inc., under its administration agreement. In particular, each Fund pays investment management fees, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing shareholder reports, registration fees and expenses, proxy and meeting expenses and Directors' fees and expenses.



                            SHAREHOLDER INFORMATION


Plan of Distribution
Advance Capital I has a Plan of Distribution or "12b-1 Plan", which applies only to Retail Shares of each Fund, under which it may finance activities primarily intended to sell Retail Shares. The 12b-1 fees paid by the Funds, as a percentage of average net assets, for the previous fiscal year are indicated in the Annual Fund Operating Expenses table under "Fees and Expenses". Because these fees are paid out of the Fund's assets belonging only to the Retail Shares on an ongoing basis, they will increase the expense ratio for Retail Shares and may, over time, cost you more than other types of sales charges.


Pricing of Fund Shares
Each Fund's share price, also called its net asset value, or NAV, is calculated each business day that the New York Stock Exchange is open, after the close of trading (generally 4:00 p.m., Eastern time). The NAV is not calculated on days when the New York Stock Exchange is closed. In addition, IF the Retirement Income Fund holds equities in the Fund, it will calculate the NAV on any day that the New York Stock Exchange is open. IF no equities are held in the Fund, the NAV will NOT be calculated on any day that the U.S. Government bond market is closed (i.e. Columbus Day or Veterans Day). The net asset value of each share of a Fund is the value of a single share.

The net asset value is calculated by totaling the assets of a Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of the Fund's shares outstanding. In calculating the value of total assets, equity securities are valued at the last quoted market price at the time the valuations are made and debt securities are valued using prices furnished by an independent pricing service. When reliable market quotations are not readily available or are considered unreliable, securities are priced at their fair value, determined according to procedures adopted by the board of directors, which may include using an independent pricing service. A Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well, such as fixed income securities. When fair value pricing is used, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices for the same securities, which means a Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices. Also, if a Fund owns foreign securities, the securities may trade in foreign markets on days when the Fund's shares cannot be purchased or redeemed and its NAV is not calculated.


                      Total Assets less Total Liabilities
                    -----------------------------------------
  Net Asset Value =      Number of Shares Outstanding


The daily NAV is useful to you as a shareholder because the NAV, when multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.


Who May Purchase Shares
Only the following investors may purchase Institutional Shares: banks, savings institutions, credit unions and other financial institutions, corporations, foundations, retirement plans, endowments or other accredited institutions and certain high net worth individuals who are approved for investment in a Fund by the Adviser or a Subadviser. All other investors may purchase the Retail Shares.


How to Purchase Shares
You may purchase shares in any of the Funds by completing an Application to Purchase Shares. Mail the application and a check payable to Advance Capital I, Inc. to:

     By Regular Mail:               By Overnight Mail:
     Advance Capital I, Inc.        Advance Capital I, Inc.
     P.O. Box 3144                  One Towne Square, Suite 444
     Southfield, MI  48037          Southfield, MI  48076


All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. If you are making a purchase into an existing retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. If received by 4:00 p.m. Eastern time, your purchase will be made at the NAV next determined after your order has been received and accepted, which will be that day's closing price as determined at 4:00 p.m., Eastern time.

Shares in the Advance Capital I Funds are available for purchase through certain brokers and other financial intermediaries. Discuss with your intermediary whether the Funds are available through your broker or financial intermediary and whether purchases and redemptions of Fund shares will be made through the National Securities Clearing Corporation ("NSCC") system. For purchases and redemptions of Fund shares made electronically with a broker or financial intermediary through the NSCC system, if your order is received by the broker or intermediary before 4:00 p.m., Eastern time, the order will be made at that day's closing price, even though the broker or intermediary communicates the order to the Fund's transfer agent after 4:00 p.m., Eastern time. For purchases and redemptions of Fund shares made with a broker or financial intermediary other than through the NSCC system, orders received by the Fund's transfer agent from the broker or intermediary after 4:00 p.m., Eastern time, will be made at the next day's closing price, even though you submit your order to your broker or financial intermediary before 4:00 p.m., Eastern time. You should check with your broker or financial intermediary to see when your order will be priced.

When making subsequent purchases, you only need to mail a check noting your account number and the amount of money to be invested into each Fund.

The minimum initial investment for Retail Shares in any Funds is $10,000
(or $2,000 for IRA accounts). This investment may be made in any combination of Funds as long as a $1,000 minimum investment is maintained in each Fund selected. The minimum investment for Institutional Shares in all of the Funds is $250,000 (exceptions can be made based on aggregate investments over time).

Advance Capital Group, Inc., the Funds transfer agent, is required by law to obtain certain personal information from you or any person(s) acting on your behalf in order to verify your or such person's identity. If you do not provide the required information, we may not be able to open your account. If we are unable to verify your identity or that of another person(s) authorized to act on your behalf, or believe we have identified potential criminal activity, Advance Capital I, Inc. reserves the right to close your account or take such other action we deem reasonable or required by law.


How to Redeem Shares
On any business day, you may redeem all or a portion of a particular class of shares. If your redemption order is received before 4:00 p.m. Eastern time, your shares will be redeemed at the NAV next determined after your order has been received and accepted, which will be that day's closing price as determined at 4:00 p.m., Eastern time. Normally, a check for the proceeds from a sale is mailed within one business day, but in no event more than seven days. Redemptions are either made by written instructions or if elected, by telephone.


How to Redeem Shares From an IRA Account
In order to redeem all or part of your shares from an IRA account, you must complete an IRA Distribution Form. You may request a redemption from your IRA by telephone to establish the Net Asset Value pricing of that redemption if, and only if, you will pick up the redemption check, in person, at the Company's headquarters at One Towne Square, Suite 444, Southfield, Michigan and sign the IRA Distribution Form at that time. If you do not appear and sign the form within seven business days, the amount of the redemption will be returned to your account at the next available price (higher or lower than the redemption
NAV). If you are age 59 1/2 or older (and have satisfied any sub-equal withdrawal rules) and you elected telephone redemption privileges, you may request additional withdrawals from your account by telephone. Advance Capital Group, Inc. charges a $50 fee for the total liquidation of an IRA account. The fee will automatically be taken from the proceeds of the sale.


How to Redeem Shares From a Non- IRA Account
If you are selling shares from a non-IRA account for an amount of $25,000 or less, you may redeem your shares by telephone provided you authorized "Telephone Redemption Service" on your initial account application. You may redeem shares by calling (248) 350-8543 or (800) 345-4783 on any business day between the hours of 8:00 a.m. and 4:00 p.m., Eastern time. If you authorize Telephone Redemption Service, you authorize Advance Capital Group, Inc. to:

 1) Take instruction from any person by telephone to redeem or sell shares from your account.
 2) Take written instruction to redeem an amount of $25,000 or less regardless of whether or not the request was signature guaranteed.
 3) Take instruction from any person by telephone to change your address.

 4) Take written instruction to change your address regardless of whether or not the request was signature guaranteed.

Advance Capital Group, Inc. will take reasonable precautions to ensure that any requests made are legitimate. For example, Advance Capital Group, Inc. will ask for certain personal forms of identification. If such reasonable precautions are taken, Advance Capital Group, Inc. will not be held responsible for any losses resulting from unauthorized transactions. You will receive a written confirmation each time a telephone redemption is made to verify that instructions communicated by telephone are genuine.


If you are selling shares from a non-IRA account for an amount over $25,000, you must submit a medallion signature guaranteed letter of instruction. The letter must state your name, account number, the name of the Fund and the dollar or share amount you wish to redeem. Exceptions to this rule require representative approval and management authorization. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, and members of the New York Stock Exchange ("NYSE"). Call your financial institution to see if they can guarantee your signature. Please note that a signature guarantee is NOT the same as having your signature notarized by a Notary Public and the two are not interchangeable.


Restrictions on Redemptions
Institutional Shares:
In the event a shareholder of Institutional Shares wishes to redeem from a Fund and the redemption represents an amount which is greater than 1% of assets of the Fund, the Adviser will process the transaction and reserve the right to pay the proceeds in no later than seven days.

Market Timing:
Some investors try to profit from a strategy called market-timing. Market-timing is the switching of money into investments when an investor expects prices to rise, and taking money out when an investor expects prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. All Advance Capital
I, Inc. Funds have adopted policies to discourage short-term trading:

 * Each Fund discourages substantive "round trip" transactions through any fund during a 12-month period. A "round trip" transaction is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that fund management determines, in its sole discretion, could adversely affect the management of the fund.
 * Each Fund reserves the right to reject any purchase request, including exchanges, that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
 * Exempted from this trading prohibition are systematic exchanges and automatic reinvestments of any dividends and distributions on remaining fund balances.


Checks Mailed to an Address Other than the Address of Record:
If you would like a check to be mailed to an address other than your address of record, you must submit a medallion signature guaranteed letter of instruction. Exceptions to this rule require representative approval and management authorization.


Redemption in Kind:
Each Fund is obligated to redeem shares in cash up to $250,000 or 1% of the Fund's NAV, whichever is less, for any shareholder within a 90 day period. A redemption above this amount will also be made in cash unless the Board of Directors determines that additional cash withdrawals will have a material adverse effect on the remaining shareholders. If this is the case, the Fund will pay all or a portion of the remainder of the distribution in liquid or readily marketable portfolio instruments that the Board of Directors deem fair and reasonable.

Redemption in-kind is not as liquid or marketable as cash. If redemption is made in kind, shareholders may need to sell the securities for less than their value at the time of redemption and may incur fees associated with this sale.


Redemption Before Checks Clear:
When you purchase shares by check, payment of the proceeds may be delayed until the check clears the bank. Up to 15 calendar days may be allowed from the purchase date for a check to clear.

Accounts with Low Balances:
Due to the high cost of maintaining accounts with low balances, your shares may be sold if the total of your combined account balances in all Funds falls below $10,000 ($2,000 for IRA accounts). Advance Capital I, Inc. could sell shares of a specific fund if that one fund falls below the $1,000 minimum, and this could cause an investor's combined account balance in all Advance Capital Funds to fall below the $10,000 minimum. However, shares will not be sold if the total account balance for all Advance Capital Funds falls below $10,000 ($2,000 for IRA accounts) or if an investor's share account in one Fund falls below the $1,000 minimum solely because of changes in the net asset value of the Advance Capital Funds. Before your shares are sold, you will be notified in writing and will be allowed 30 days to purchase additional shares to meet the minimum balance.


How to Exchange Shares
An exchange is the selling of shares of a particular class of one Advance Capital I, Inc. Fund to purchase shares of that same class in another Advance Capital I, Inc. Fund. Such a transaction may produce a taxable gain or loss in a non-tax deferred account. You may exchange shares of a particular class in writing or by telephone, if you elected telephone redemption. Advance Capital Group, Inc. reserves the right to change these exchange procedures or required authorizations in the future. You will be given at least 60 days notice before any changes become effective.

Exchanges have the same tax consequences as ordinary sales and purchases. To the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

Dividends and Distributions
As a shareholder, you are entitled to your share of the Fund's income from interest and dividends, and gains from the sale of investments. You receive earnings as either an income dividend or capital gains distribution. Income dividends come from the interest the Fund earns from its money market and bond investments as well as dividends it receives from stock investments. Capital gains are realized whenever the Fund sells securities for a higher price than it paid for them.

Distribution Options
You can receive distributions in a number of ways:

Reinvestment ........... Dividends and capital gains are automatically reinvested in additional shares of the Fund unless you request a different distribution method.
Dividends in cash ...... Dividends are paid by check and mailed to your address of record, and capital gains are reinvested in additional shares of the Fund.
Capital gains in cash .. Capital gains distributions are paid by check and mailed to your address of record, and dividends are reinvested in additional shares of the Fund.
Dividends and capital
   gains in cash ....... Both dividends and capital gains distributions are paid by check and mailed to your address of record.


                              Distribution Schedule
---------------------------------------------------------------------------------------------------
Fund                       Dividends Paid                       Capital Gains Paid
---------------------------------------------------------------------------------------------------
Retirement Income Fund     Declared daily, paid monthly         Declared annually, paid in December
Balanced Fund              Declared daily, paid monthly         Declared annually, paid in December
Equity Growth Fund         Declared annually, paid in December  Declared annually, paid in December
Core Equity Fund           Declared annually, paid in December  Declared annually, paid in December
---------------------------------------------------------------------------------------------------


Dividends are not declared on Saturdays, Sundays, or holidays. Dividends are declared just prior to determining net asset value. Dividends declared on Fridays and on days preceding holidays are larger to adjust for the Fund's income for the following Saturday, Sunday, or holiday.


Tax Consequences
As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws where you live. To avoid taxation, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments. Shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether the dividends are paid in cash or reinvested in additional shares.

The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities.

If you sell or exchange shares of the Fund, any gain or loss you have is a taxable event, which means you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

                               PRIVACY POLICY

Advance Capital I, Inc. considers the privacy of its investors to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us. We do not sell any information to any third parties, however, we do collect and maintain certain nonpublic personal information about you, including the following:

    * Name and address
    * Social Security number
    * Assets
    * Account balance
    * Investment activity
    * Other accounts

Any personal or financial information provided to Advance Capital I, Inc. is kept strictly confidential.

 * Advance Capital I, Inc. restricts access to personal and financial information to certain employees in order to provide products and services.
 * Employees share information outside of the Company only as authorized by you or as required by law.

Physical, electronic and procedural safeguards are in place to guard your nonpublic information. These safeguards comply with federal and state standards.

                                FINANCIAL HIGHLIGHTS
The following tables are intended to help you understand each Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for 2009 and 2010 has been audited by Cohen Fund Audit Services, Ltd., the Funds' independent registered public accounting firm, whose report, along with each Fund's financial statements, are included in the Advance Capital I, Inc., Annual Report to Shareholders for the year ended December 31, 2010, which Annual Report is incorporated by reference into the Statement of Additional Information. The 2010 Annual Report to Shareholders is available, without charge, upon request. The information for the years 2006, 2007, and 2008, was audited by another independent registered public accounting firm.


-------------------------------------------------------------------------------------------------------
Retirement Income Fund - Retail Shares
  Years ended December 31                      2010       2009       2008       2007       2006
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...........    $8.23      $7.46      $9.45      $9.68      $9.85
Income (loss) from investment operations: (1)
  Net investment income ......................     0.32       0.45       0.52       0.54       0.54
  Net realized and unrealized gain
     (loss) on investments ...................     0.36       0.79      (1.98)     (0.23)     (0.16)
                                               ---------   --------   ---------   --------  ---------
Total from investment operations .............     0.68       1.24      (1.46)      0.31       0.38

Less distributions:
  Net investment income	......................    (0.42)     (0.47)     (0.53)     (0.54)     (0.54)
  Return of capital ..........................     0.00       0.00       0.00       0.00      (0.01)
                                               ---------   --------   ---------   --------  ---------
Total distributions ..........................    (0.42)     (0.47)     (0.53)     (0.54)     (0.55)
                                               ---------   --------   ---------   --------  ---------
Net asset value, end of year ................. $   8.49	   $  8.23    $  7.46     $ 9.45    $  9.68
                                               ---------   --------   ---------   --------  ---------
Total Return (%) .............................     8.31      17.13     (16.03)      3.33       3.97%


Ratios and Supplemental Data
Net assets, end of year (in thousands) ....... $292,167   $319,349   $340,834   $406,932   $402,076
Ratio of expenses to average net assets	(%) ..     0.85       0.91       0.83       0.78       0.76
Ratio of net investment income to
     average net assets (%) ..................     3.77       5.81       6.07       5.69       5.57
Portfolio turnover rate (%) ..................       73         58         58         51         62




-------------------------------------------------------------------------------------------------------
Balanced Fund - Retail Shares
  Years ended December 31                      2010       2009       2008       2007       2006
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...........   $14.05     $11.80     $17.66     $18.38     $17.92
Income (loss) from investment operations: (1)
  Net investment income ......................     0.21       0.38       0.38       0.38       0.39
  Net realized and unrealized gain (loss)
     on investments ..........................     1.89       2.25      (5.84)      0.72       1.37
                                               ---------   --------   ---------   --------  ---------
Total from investment operations .............     2.10       2.63      (5.46)      1.10       1.76

Less distributions:
  Net investment income ......................    (0.32)     (0.38)     (0.39)     (0.38)     (0.29)
  Net realized gain on investments ...........     0.00       0.00      (0.01)     (1.44)     (0.90)
  Return of capital ..........................     0.00       0.00       0.00       0.00      (0.11)
                                               ---------   --------   ---------   --------  ---------
Total distributions ..........................    (0.32)     (0.38)     (0.40)     (1.82)     (1.30)
                                               ---------   --------   ---------   --------  ---------
Net asset value, end of year .................   $15.83     $14.05     $11.80     $17.66     $18.38

Total Return (%) .............................	  15.19      22.79     (31.33)      6.00       9.91


Ratios and Supplemental Data
Net assets, end of year (in thousands) ....... $184,202   $189,125   $200,199   $400,214   $397,635
Ratio of expenses to average net assets	(%)...     1.06       1.12       1.04       0.97       0.93
Ratio of net investment income to
 average net assets (%) ......................     1.46       3.03       2.48       1.97       2.14
Portfolio turnover rate (%) ..................       39         48         41         36         35


(1)  Per share amounts are based on average shares outstanding.


-------------------------------------------------------------------------------------------------------
Equity Growth Fund - Retail Shares
  Years ended December 31                      2010       2009       2008       2007       2006
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..........   $18.52      $12.87      $24.11    $24.87      $25.42
Income (loss) from investment operations: (1)
  Net investment income (loss) ..............     0.01        0.02        0.00     (0.03)      (0.03)
  Net realized and unrealized gain (loss)
     on investments .........................     5.08        5.66      (11.22)     3.05        2.43
                                               ---------   --------   ---------   --------  ---------
Total from investment operations ............     5.09        5.68      (11.22)     3.02        2.40
Less distributions:
  Net investment income  ....................    (0.01)      (0.03)       0.00      0.00        0.00
  Net realized gain on investments ..........     0.00        0.00       (0.02)    (3.78)      (2.76)
  Return of capital .........................     0.00        0.00        0.00      0.00       (0.19)
                                               ---------   --------   ---------   --------  ---------
Total distributions .........................    (0.01)      (0.03)      (0.02)    (3.78)      (2.95)
                                               ---------   --------   ---------   --------  ---------
Net asset value, end of year ................   $23.60      $18.52      $12.87    $24.11      $24.87
                                               ---------   --------   ---------   --------  ---------
Total Return (%) ............................    27.49       44.14      (46.53)    12.05        9.39


Ratios and Supplemental Data
Net assets, end of year (in thousands) ...... $108,290     $98,960     $83,981  $220,726    $210,179
Ratio of expenses to average net assets (%)..     1.07        1.13        1.06      1.01        1.01
Ratio of net investment income (loss) to
  average net assets (%) ....................     0.05        0.12       (0.02)    (0.10)      (0.10)
Portfolio turnover rate (%) .................       26          27          27        33          38




-------------------------------------------------------------------------------
Core Equity Fund - Retail Shares
  Years ended December 31                         2010       2009       2008
-------------------------------------------------------------------------------
Net asset value, beginning of year ..........     $8.62      $6.51     $10.00
Income (loss) from investment operations: (1)
  Net investment income .....................      0.05       0.05       0.06
  Net realized and unrealized gain
     (loss) on investments ..................      1.17       2.11      (3.49)
                                               ---------   --------   ---------
Total from investment operations ............      1.22       2.16      (3.43)

Less distributions:
  Net investment income .....................     (0.05)     (0.05)     (0.06)
                                               ---------   --------   ---------
Total distributions .........................     (0.05)     (0.05)     (0.06)
                                               ---------   --------   ---------
Net asset value, end of year ................     $9.79      $8.62      $6.51
                                               ---------   --------   ---------
Total Return (%) ............................     14.15      33.19     (34.35)

Ratios and Supplemental Data
Net assets, end of year (in thousands) ......   $10,671     $9,768     $8,469
Ratio of expenses to average net assets (%)
  Before waivers ............................      1.40       1.44       1.39
  After waivers .............................      1.28       1.31       1.28
Ratio of net investment income to
  average net assets (%) ....................      0.54       0.66       0.66
Portfolio turnover rate (%) .................        36         33         68


---------
(1)  Per share amounts are based on average shares outstanding.


----------------------------------------------------------------------------------------------
Retirement Income Fund - Institutional Shares
  Years ended December 31                         2010       2009       2008       2007(4)
----------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........    $8.23       $7.46      $9.45       $9.71
Income (loss) from investment operations: (1)
  Net investment income ........................     0.36        0.47       0.55        0.36
  Net realized and unrealized gain
    (loss) on investments ......................     0.34        0.79      (1.99)      (0.25)
                                                  ---------  ---------  ----------  ----------
Total from investment operations ...............     0.70        1.26      (1.44)       0.11
Less distributions:
  Net investment income ........................    (0.45)      (0.49)     (0.55)      (0.37)
                                                  ---------  ---------  ----------  ----------
Total distributions ............................    (0.45)      (0.49)     (0.55)      (0.37)
                                                  ---------  ---------  ----------  ----------
Net asset value, end of year ...................    $8.48       $8.23      $7.46       $9.45
                                                  ---------  ---------  ----------  ----------
Total Return (%) (2) ...........................     8.45       17.42     (15.82)       1.19

Ratios and Supplemental Data
Net assets, end of year (in thousands) ..........    $562      $1,664     $1,841      $3,508
Ratio of expenses to average net assets (%) (3)..    0.60        0.66       0.58        0.56
Ratio of net investment income to
  average net assets (%) (3) ....................    4.24        6.07       6.26        5.92
Portfolio turnover rate (%) .....................      73          58         58          51







----------------------------------------------------------------------------------------------
Balanced Fund - Institutional Shares
  Years ended December 31                         2010       2009       2008       2007(4)
----------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........     $14.01     $11.77     $17.66     $19.43
Income (loss) from investment operations: (1)
  Net investment income ........................       0.25       0.41       0.42       0.29
  Net realized and unrealized gain
    (loss) on investments ......................       1.89       2.24      (5.87)     (0.33)
                                                  ----------  ---------  ----------  ----------
Total from investment operations ...............       2.14       2.65      (5.45)     (0.04)
Less distributions:
  Net investment income	........................      (0.36)     (0.41)     (0.43)     (0.29)
  Net realized gain on investments .............       0.00       0.00      (0.01)     (1.44)
                                                  ----------  ---------  ----------  ----------
Total distributions ............................      (0.36)     (0.41)     (0.44)     (1.73)
                                                  ----------  ---------  ----------  ----------
Net asset value, end of year ...................     $15.79     $14.01     $11.77     $17.66
                                                  ----------  ---------  ----------  ----------
Total Return (%) (2) ...........................      15.52      23.06     (31.33)     (0.22)

Ratios and Supplemental Data
Net assets, end of year (in thousands) .........       $157       $139       $117       $175
Ratio of expenses to average net assets (%) (3)..      0.81       0.87       0.79       0.74
Ratio of net investment income to
  average net assets (%) (3) ....................      1.70       3.24       2.79       2.25
Portfolio turnover rate (%) .....................        39         48         41         36



-------
(1)   Per share amounts are based on average shares outstanding.
(2)   Not annualized for 2007.
(3)   Annualized for 2007.
(4) For the period May 4, 2007, commencement of operations, to December 31, 2007.



----------------------------------------------------------------------------------------------
Equity Growth Fund - Institutional Shares
  Years ended December 31                         2010       2009       2008       2007(4)
----------------------------------------------------------------------------------------------
Net asset value, beginning of period ............    $18.49     $12.81     $24.16     $27.28
Income (loss) from investment operations: (1)
  Net investment income .........................      0.06       0.06       0.06       0.02
  Net realized and unrealized gain
     (loss) on investments ......................      5.09       5.65     (11.39)      0.64
                                                  ----------  ---------  ----------  ----------
Total from investment operations ................      5.15       5.71     (11.33)      0.66
Less distributions:
  Net investment income	.........................     (0.01)     (0.03)      0.00       0.00
  Net realized gain on investments ..............      0.00       0.00      (0.02)     (3.78)
                                                  ----------  ---------  ----------  ----------
Total distributions .............................     (0.01)     (0.03)     (0.02)     (3.78)
                                                  ----------  ---------  ----------  ----------
Net asset value, end of year ....................     $23.63    $18.49     $12.81     $24.16
                                                  ----------  ---------  ----------  ----------
Total Return (%) (2) ............................      27.86     44.58     (46.89)      2.34

Ratios and Supplemental Data
Net assets, end of year (in thousands) ..........       $180      $141        $92       $118
Ratio of expenses to average net assets (%) (3)..       0.82      0.88       0.80       0.77
Ratio of net investment income
  to average net assets (%) (3) .................       0.31      0.36       0.31       0.12
Portfolio turnover rate	(%) .....................         26        27         27         33






-----------------------------------------------------------------------------------
Core Equity Fund - Institutional Shares
  Years ended December 31                         2010       2009       2008
-----------------------------------------------------------------------------------
Net asset value, beginning of year ..............     $8.67     $6.51     $10.00
Income (loss) from investment operations: (1)
  Net investment income	.........................      0.07      0.07       0.07
  Net realized and unrealized gain
     (loss) on investments ......................      1.18      2.14      (3.48)
                                                  ---------- ---------- -----------
Total from investment operations ................      1.25      2.21      (3.41)
Less distributions:
  Net investment income .........................     (0.05)    (0.05)     (0.08)
                                                  ---------- ---------- -----------
Total distributions .............................     (0.05)    (0.05)     (0.08)
                                                  ---------- ---------- -----------
Net asset value, end of year ....................     $9.87     $8.67      $6.51
                                                  ---------- ---------- -----------
Total Return (%) ................................     14.41     33.95     (34.14)


Ratios and Supplemental Data
Net assets, end of year (in thousands) ..........      $433      $379         $0
Ratio of expenses to average net assets (%) --
  Before waivers ................................      1.15      1.17       1.16
  After waivers .................................      1.03      1.04       1.05
Ratio of net investment income
  to average net assets (%) .....................      0.79      0.89       0.79
Portfolio turnover rate (%) .....................        36        33         68



-------
(1)  Per share amounts are based on average shares outstanding.
(2)  Not annualized for 2007.
(3)  Annualized for 2007.
(4) For the period May 4, 2007, commencement of operations, to December 31, 2007.

  (This page intentionally left blank)

  (This page intentionally left blank)

Additional information about Advance Capital I, Inc., contained in the Statement of Additional Information ("SAI"), has been filed with the Securities and Exchange Commission ("SEC"). The SAI bears the same date as this prospectus and is incorporated by reference in its entirety into this prospectus.

Information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds, please call Advance Capital at (800) 345-4783 or (248) 350-8543 or write to us at P.O. Box 3144, Southfield, Michigan 48037. The latest annual and semi-annual reports to shareholders are also available on the Company's Web site, http://www.acfunds.com. Each year you are sent updated annual and semi-annual reports for the Funds as well as a proxy statement. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

The code of ethics and additional information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.


Investment Adviser:
Advance Capital Management, Inc.
Southfield, Michigan 48037

Subadvisers:
T. Rowe Price Associates, Inc. (Equity Growth Fund and Balanced Fund) Baltimore, Maryland 21202

Seizert Capital Partners, LLC (Core Equity Fund)
Birmingham, Michigan 48009

Administrator and Transfer Agent:
Advance Capital Group, Inc.
Southfield, Michigan 48037

Custodian:
Fifth Third Bank
Cincinnati, Ohio 45263

Distributor:
Advance Capital Services, Inc.
Southfield, Michigan 48037

Independent Registered Public Accounting Firm:
Cohen Fund Audit Services, Ltd.
Westlake, Ohio 44145

Legal Counsel:
Dykema Gossett PLLC
Detroit, Michigan 48243

Prospectus dated April 30,  2011


                                         Investment Company  File No. 811-05127

ADVANCE CAPITAL I, INC.

STATEMENT OF ADDITIONAL INFORMATION

Retail Shares and Institutional Shares


 	                        Retail Shares	   Institutional Shares
                        	Ticker Symbols	   Ticker Symbols
	Retirement Income Fund	 ADRIX	               ADRNX
	Balanced Fund	         ADBAX	               ADBNX
	Equity Growth Fund       ADEGX	               ADENX
	Core Equity Fund	 ADCEX	               ADCNX


This Statement is not a Prospectus but should be read in conjunction with the Funds' current Prospectus dated April 30, 2011 (the "Prospectus"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment should be made without first reading the Prospectus. You may receive a copy of the Prospectus by calling 800-345-4783 or by writing to us at the following address:

Advance Capital I, Inc.
P.O. Box 3144
Southfield, MI  48037

The Company's Annual Report to Shareholders for the fiscal year ended December 31, 2010, which has been distributed to shareholders of each Fund pursuant to Section 30(d) of the Investment Company Act of 1940, is incorporated into this Statement of Additional Information by reference.
A copy of the Annual Report will be provided without charge by writing to the Company at the address shown above or by calling us at the telephone number shown above.


April 30, 2011

TABLE OF CONTENTS

                                                             Page

Description of the Funds ..................................... 1
  Government Obligations ..................................... 1
  Yankee Bonds ............................................... 1
  Money Market Instruments ................................... 2
  Repurchase Agreements ...................................... 2
  Foreign Securities ......................................... 2
  Variable and Floating Rate Instruments ..................... 3
  Non-Interest-Bearing Securities ............................ 3
  Stock Index Futures Contract and Options ................... 3
  Exchange Traded Funds (ETFs) ............................... 4
  Hybrid Instruments ......................................... 4
Investment Policies .......................................... 4
  Fundamental Investment Policies ............................ 4
  Non-Fundamental (Operating) Policies ....................... 7
  Disclosure of Portfolio Holdings ........................... 7
Management of the Company .................................... 7
  Ownership of Fund Shares ................................... 12
  Compensation ............................................... 12
Proxy Voting Policies and Procedures ......................... 13
Code of Ethics ............................................... 13
Control Persons and Principal Holders of Securities .......... 13
  Controlling Persons ........................................ 13
  Principal Holders of Securities ............................ 14
  Management Ownership ....................................... 14
Investment Advisory and Other Services ....................... 14
  Investment Adviser and Subadvisers ......................... 14
  Portfolio Manager Compensation ............................. 16
  Subadviser Portfolio Manager Compensation .................. 16
  Fund Ownership by Portfolio Managers ....................... 17
  Other Funds or Accounts Managed ............................ 18
  Conflicts of Interest ...................................... 19
  12b-1 Distribution Plan	.............................. 19
  Administrator and Transfer Agent ........................... 20
  Custodian .................................................. 20
  Independent Registered Public Accounting Firm .............. 21
  Legal Counsel .............................................. 21
Portfolio Transactions ....................................... 21
  Portfolio Turnover ......................................... 22
Capital Stock and Other Securities ........................... 23
Purchase and Pricing of Shares ............................... 23
Taxation of the Funds ........................................ 24
Performance Information ...................................... 24
  Average Annual Total Return ................................ 25

  Average Annual Total Return
   (After Taxes on Distributions) ............................ 26
  Average Annual Total Return
   (After Taxes on Distributions and Redemption) ............. 26
  Yield Quotation............................................. 27
Anti-Money Laundering Program ................................ 27
Financial Statements ......................................... 27
Appendix A   - Description of Securities Ratings .............A-1
Appendix B-1 - Proxy Voting Policies of
  Advance Capital Management, Inc. .........................B-1-1
Appendix B-2 - Proxy Voting Policies of
  T. Rowe Price Associates, Inc. ...........................B-2-1
Appendix B-3 - Proxy Voting Policies of
  Seizert Capital Partners, LLC. ...........................B-3-1

                       DESCRIPTION OF THE FUNDS
Advance Capital I, Inc. (the Company) was organized on March 6, 1987, as a Maryland Corporation. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company. Currently, the Company offers two classes of stock (Retail Shares and Institutional Shares) of four distinct investment portfolios (the "Advance Capital I Funds"). The Advance Capital I Funds are the Retirement Income Fund, the Balanced Fund, the Equity Growth Fund and the Core Equity Fund.

Each Advance Capital I Fund has its own investment objectives and policies. The following policies supplement the investment objectives and policies set forth in the Company's Prospectus. The percentage limitations included in these policies apply only at the time of purchase. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to sell any securities.


GOVERNMENT OBLIGATIONS
The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund may each invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government agencies that are supported by the full faith and credit of the U.S. Government include securities of the Federal Housing Administration, the Department of Housing and Urban Developments, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Government National Mortgage Association, the Maritime Administration, and the Small Business Administration. Generally, as an operating policy, less than 50% of the total assets of the Retirement Income Fund and less than 50% of the bonds in the Balanced Fund will be invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government. The Equity Growth Fund will have less than 5% of their assets invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government except when, in the opinion of the investment adviser, economic or business conditions warrant a temporary defensive investment position.

The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund may each invest, on a limited basis, in obligations of certain agencies or instrumentalities which do not carry the full faith and credit of the U.S. Government, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. Agencies with limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings. The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund will invest in the obligations of such agencies or instrumentalities only when the investment adviser believes the credit risk with respect to the agency or instrumentality is minimal. As an operating policy, no more than 30% of the total assets of the Retirement Income Fund, no more than 30% of the bonds in the Balanced Fund and no more than 5% of the Equity Growth Fund will be invested in these types of securities.


YANKEE BONDS
A Yankee Bond is a foreign bond denominated in U.S. dollars and is registered with the Securities and Exchange Commission (SEC) for sale in the United States. These securities do not carry currency risk since all payments are made in U.S. dollars. A Yankee Bond can consist of a foreign corporation or sovereign government.
The Retirement Income Fund and the bond portion of the Balanced Fund can invest a portion of their total assets in these types of securities. Generally, no more than 20% of each Fund's total assets will be invested in Yankee Bonds.


MONEY MARKET INSTRUMENTS
The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund anticipate under normal conditions that no more than 20% of their total assets will be invested in high-quality money market instruments. The Core Equity Fund anticipates under normal conditions that no more than 10% of its total assets will be invested in high-quality money market instruments. However, under unusual market or economic conditions or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments. Money market instruments are defined as commercial paper and bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in commercial paper will be limited to issues which have the highest rating, at the time of purchase, by Standard & Poors ("S&P") or Moody's Investor Services ("Moody's") or, if not rated, are determined by the investment adviser to be of comparable investment quality.


REPURCHASE AGREEMENTS
Each Fund may invest up to 10% of its total assets in repurchase agreements. Repurchase agreements are treated as loans to the counterparty because they are arrangements between two parties in which banks, broker dealers, and other recognized financial institutions sell short term securities to the Funds at a specified price and agree at the time of sale to buy the security back at a mutually agreed upon time and price. The Adviser may invest in repurchase agreements for which the counterparty is rated at least A-1, P-1, or F-1 by two or more nationally recognized ratings agencies. The collateral backing these repurchase agreements can be in the form of U.S. Government securities, investment grade corporate bonds or U.S. equities. The Funds or their Custodian will take possession of the securities subject to the terms of the repurchase agreements.

The Adviser or Subadviser will monitor such repurchase transactions to ensure that the value of the underlying collateral will be at least 102% of the total amount of the repurchase obligation, including interest. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Funds could experience costs and delays in liquidating the underlying security which is held as collateral, and the Funds could incur a loss if the value of the collateral held declines during this period.


FOREIGN SECURITIES
The Balanced Fund, the Equity Growth Fund and the Core Equity Fund each may invest up to 10% of total assets (excluding reserves) in foreign securities. These include non-dollar denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts). Such investments increase the Fund's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the portion of the fund's foreign investments that may be made in such countries.


VARIABLE AND FLOATING RATE INSTRUMENTS
Unrated variable or floating rate instruments will make up not more than 5% of any assets of the Retirement Income Fund, the Balanced Fund or the Equity Growth Fund. These instruments require the Adviser to monitor closely the earning power, cash flows and other liquidity ratios of the issuers to ensure they can meet payment upon demand. These instruments often provide a higher yield than money market rates because they are viewed by the issuer and purchaser as longer-term obligations whose pricing may be based on shorter term rates.


NON-INTEREST-BEARING SECURITIES
Neither the Retirement Income Fund nor the Balanced Fund has invested in non-income-producing securities in the past. Non-income-producing securities include zero coupon bonds, which pay interest only at maturity; and payment in kind ("PIK") bonds, which pay interest in the form of additional bonds. Although there are no plans to do so, as an operating policy, the Retirement Income Fund and the Balanced Fund may invest up to 5% of its assets in such securities. Should non-interest-bearing securities be held in either of these Funds, there are special tax considerations associated with them. The Retirement Income Fund will report interest on these securities as income even though no cash interest is received until the security's maturity or payment date. Therefore, either of these Funds may have to dispose of some portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.


STOCK INDEX FUTURES CONTRACT AND OPTIONS
The Balanced Fund and the Equity Growth Fund may enter into stock index futures contracts (or options thereon) to hedge all or a portion of its equity portfolio, or as an efficient means of regulating its exposure to the equity markets. These Funds will not use futures contracts for speculation, and will limit the use of futures contracts so that (1) no more than 5% of each Fund's total assets would be committed to initial margin deposits or premiums on such contracts and (2) immediately after entering into such contracts, no more than 20% of the Balanced Fund's total assets or 30% of the Equity Growth Fund's total assets would be represented by such contracts. These Funds may also purchase call and put options as well as write covered call and put options on securities and financial indices. The aggregate market value of each Fund's portfolio securities covering call options will not exceed 15% of the Balanced Fund's net assets or 25% of the Equity Growth Fund's net assets. Futures contracts and options can be highly volatile and could reduce each Fund's total return, and a Fund's attempt to use such investment for hedging purposes may not be successful. Successful futures strategies require the ability of the investment adviser to predict future movements in securities prices, interest rates and other economic factors. Each
Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Fund is unable to close out its position due to disruptions in the market or lack of liquidity.


EXCHANGE TRADED FUNDS(ETFs)
These are types of investment companies bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Subject to the restrictions of the 1940 Act, the Retirement Income Fund, the Balanced Fund and the Equity Growth Fund may purchase an ETF (including a leveraged ETF) to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. In addition, ETFs have management fees and other expenses that increase their costs and are indirectly paid by the Fund's investors.


HYBRID INSTRUMENTS
These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.



                              INVESTMENT POLICIES

The Funds are subject to investment limitations. If a percentage limitation is satisfied at the time of the investment, a later increase or decrease in the percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation. The portfolio manager will determine, based on current market conditions, when to realign the portfolio within its original investment limitations. The Fund may be unable to sell certain securities due to low credit ratings or limited market trading.


FUNDAMENTAL INVESTMENT POLICIES
The following investment policies have been designated as "fundamental" policies, which means that they may only be changed with respect to a particular Fund by a vote of a majority of the shareholders of the Fund. This means the affirmative vote of the lesser of (a) 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Retirement Income Fund, the Balanced Fund and the Equity Growth Fund will not:

1)  Issue senior securities or borrow money;

2)  Engage in the business of underwriting securities of other issuers except to the extent that a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 as amended in disposing of investment securities;
3) Invest more than 25% of each respective Fund's total assets in any one industry;
4) Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, this shall not prohibit the Equity Growth Fund or the Balanced Fund from purchasing publicly traded securities of companies engaging in whole or in part of such activities;
5)  Purchase or sell real estate, except that each Fund may purchase securities
    of issuers 	which deal in real estate and may purchase securities which are secured by interests in real estate;
6) Make loans, except that each Fund may purchase or hold debt securities in accordance with its investment objectives and policies and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
7)  Invest in companies for the purpose of exercising management or control;
8) Invest in bank obligations having remaining maturities in excess of one year, except that (1) securities subject to repurchase agreements may have longer maturities, and (2) the Retirement Income Fund or the Balanced Fund may invest in bank obligations without regard to maturity;
9) Purchase securities on margin, make short sales of securities or maintain a short position;
10) Invest more than 5% of a Fund's total assets in securities issued by a company which, together with any predecessor company, has been in continuous operation for fewer than three years;
11) Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or except as permitted by the Investment Company Act of 1940;
12) Permit the purchase or retention of the securities of any issuer if the officers, directors or trustees of the Company, its advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;
13) Commit more than 10% of their respective net assets to non-liquid securities, including repurchase agreements with maturities longer than seven days, or to securities subject to restrictions on resale;
14) Purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 15% of the value of each Fund's total assets may be invested without regard to the 5% limitation; or
15) Acquire more than 10% of the voting securities of any one issuer.

The Core Equity Fund will not:
1) Change its policy of investing so that under normal market and economic conditions at least 80% of its net assets in equity securities;
2)  Change its classification as a diversified investment company;
3) Invest more than 25% of its net assets in any one industry or group of industries;
4) Issue senior securities or borrow money in excess of 33-1/3% of its total assets and as otherwise permitted by the 1940 Act, or pledge, encumber or hypothecate more than 33-1/3% of its total assets as collateral for any such permitted borrowings. For purposes of this policy, repurchase agreements shall be considered as borrowings that are subject to this limit;
5) Engage in the business of underwriting securities of other issuers except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of certain investment securities that are considered "restricted securities";
6)  Purchase or sell commodities futures contracts;
7) Invest in oil, gas, or other mineral exploration or development programs; provided, however, this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part of such activities;
8) Purchase or sell real estate, except that the Fund may purchase securities of issuers that deal in real estate, such as real estate investment trusts ("REITs") and may purchase securities which are secured by interests in real estate; or
9) Acquire any other investment company or investment company security except as permitted by the 1940 Act.


Generally, the 1940 Act permits a mutual fund to borrow monies or issue senior securities for the purpose of making investments, provided that immediately after such borrowing or issuance of senior securities the mutual fund has "asset coverage" of at least 300% (which means that the fund's total assets, including the borrowings or proceeds from the senior securities but less all liabilities not represented by the borrowings or senior securities, is at least three times the amount of its total liabilities representing the borrowings or senior securities. With respect to investing in other investment companies (including ETFs), the 1940 Act allows a mutual fund to make such investments so long as immediately after investing, the fund does not own more than 3% of the voting securities of the acquired fund, the fund does not have more than 5% of its total assets invested in any one other acquired fund and the fund does not have more than 10% of its total assets invested in voting securities or all acquired funds.

NON-FUNDAMENTAL (OPERATING) EXPENSES
In addition to the fundamental policies described above, the Core Equity Fund has adopted the following investment policies which are not "fundamental" policies, but are operating policies that may be changed at any time by action of the Board of Directors:

The Core Equity Fund will not:
1) Invest more than 10% of its total assets in non-liquid securities, including repurchase agreements with maturities longer than seven days, or in securities subject to restrictions on resale; or
2) Make loans, except repurchase agreements secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or
3) Purchase securities on margin, make short sales of securities or maintain a short position;


DISCLOSURE OF PORTFOLIO HOLDINGS
Non-public portfolio holdings information is disclosed to select brokerage firms and rating agencies. The Funds do not receive any compensation or consideration, directly or indirectly, in return for distributing information about their portfolio holdings. At no time is any non-public portfolio holdings information distributed to investors. Portfolio holdings are provided to bond traders when requested to aid them in finding appropriate fixed income securities for the Retirement Income Fund and the Balanced Fund. Non-public information about a Fund's portfolio holdings is also disclosed to rating agencies, such as Morningstar, Standard & Poors or Moody's, whose purpose in receiving that information is to compile and publish ratings and related information about the Funds. Generally, the information disclosed to brokers represents the most current portfolio holdings and is typically distributed once per quarter.

The Adviser follows procedures to ensure that non-public information about its portfolio holdings is disclosed only when such disclosure is in the best interest of a Fund and its shareholders. All requests for information (including lists) on holdings in any of the Funds are forwarded to the portfolio managers. The Senior Portfolio Manager determines whether or not the request is legitimate and if the information should be provided to the individual(s) or companies. Release of fund portfolio holdings is limited to those on a "need to know basis" and is always subject to a duty of non-disclosure by the recipient and a duty not to trade on the basis of non-public information. All other requests are denied. Any failure to follow these procedures will be reported to the Company's Chief Compliance Officer.



                            MANAGEMENT OF THE COMPANY

Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. The Board has designated an Audit Committee comprised of the Directors who are not "interested persons" of the Company (as that term is defined in the 1940 Act). Janice Loichle serves as the Audit Committee's Chairperson. The Audit Committee provides oversight regarding the accounting and financial reporting policies and practices, systems of internal controls and independent audit of the Funds. The Audit Committee has adopted a formal written charter that is available upon request. Two (2) Audit Committee meetings were held during the last fiscal year. There are no other committees of the Board. Officers and Directors of the Company, their addresses, and principal occupations during the last five years, are as follows:



---------------------------------------------------------------------------------------------------------
                                      Year                                      Number
                     Position(s)   Elected as                                    of        Other
             	        and            a        Principal Occupation(s)        Portfolios  Directorships
Name and Address     Office(s)     Director(1)  During past 5 Years            Overseen    Held(2)
---------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTOR(3)
---------------------------------------------------------------------------------------------------------
Robert J. Cappelli     Director,   2004         President and Treasurer,           4       None
One Towne Square       President                Advance Captial I, Inc.; Vice
Suite 444              and                      President and Treasurer,
Southfield, MI 48076   Treasurer                Advance Capital Services,
Age 59                                          Inc.
---------------------------------------------------------------------------------------------------------
"DISINTERESTED" DIRECTORS
---------------------------------------------------------------------------------------------------------
Joseph A. Ahern        Director    1995         Attorney; President and            4       None
One Towne Square                                shareholder, Ahern Fleury
Suite 444              Independent              since March 2009; President
Southfield, MI 48076   Chairman    2005         and shareholder; Stark,
Age 52                                          Regan, P.C., from prior to
                                                2005 until March 2009 (law
                                                firms)
---------------------------------------------------------------------------------------------------------
Susan E. Burns         Director    2008         President, St. John Health         4       None
One Towne Square                                Foundation since July 2008;
Suite 444                                       President, Wayne State
Southfield, MI 48076                            University Foundation and
Age 49                                          Vice President, Development
                                                and Alumni Affairs from
                                                prior to 2005 until 2008
---------------------------------------------------------------------------------------------------------
Janice E. Loichle      Director    2001         Retired; former Vice               4       None
One Towne Square                                President, Chief Intergration
Suite 444                                       Officer and Chief of Local
Southfield, MI 48076                            Exchange Operations, XO
Age 62                                          Communications,
                                                Inc.(formerly NEXTLINK
                                                Communications); President,
                                                NEXTLINK Solutions
                                                (Telecommunications)
---------------------------------------------------------------------------------------------------------
Thomas L. Saeli        Director    2000         Chief Executive Officer,           4       Noble
One Towne Square                                Noble International, Ltd.,                 International,
Suite 444                                       March 2006 to April 2009;                  Ltd. (2006 to
Southfield, MI 48076                            Vice President - Corporate                 2009);
Age 53                                          Development, Lear                          Ultralife
                                                Corporation, from prior to                 Corporation
                                                2005 until March 2006                      (2010 to
                                                (Automotive Suppliers)                      date)
---------------------------------------------------------------------------------------------------------





OTHER OFFICERS
---------------------------------------------------------------------------------------------------------
                                        Year                                     Number
                        Position(s)  Elected as                                    of        Other
             	           and          an       Principal Occupation(s)        Portfolios  Directorships
Name and Address        Office(s)   Officer(1)   During past 5 Years            Overseen    Held(2)
---------------------------------------------------------------------------------------------------------
Christopher Kostiz     Vice        2003         Vice President, Advance           4        None
One Towne Square       President                Capital I, Inc.; President and
Suite 444                                       Senior Portfolio Manager,
Southfield, MI 48076                            Advance Capital
Age 42                                          Management, Inc.
---------------------------------------------------------------------------------------------------------
Kathy J. Harkleroad    Vice        1996         Vice President, Chief             4        None
One Towne Square       President,               Compliance Officer and
Suite 444              Chief                    Secretary, Advance Capital I,
Southfield, MI 48076   Compliance               Inc. and Advance Capital
Age 58                 Officer                  Group, Inc.; Marketing
                       and                      Director, Advance Capital
                       Secretary                Services, Inc.
---------------------------------------------------------------------------------------------------------
Julie Katynski         Vice        2003         Vice President & Assistant        4        None
One Towne Square       President                Secretary, Advance Capital I,
Suite 444              and                      Inc.; Vice President - Finance,
Southfield, MI 48076   Assistant                Advance Capital Group, Inc.;
Age 45                 Secretary                Controller, Advance Capital
                                                Group, Inc.
---------------------------------------------------------------------------------------------------------


(1) There is no set term of office for directors and officers. The independent directors have adopted a retirement policy, which calls for their retirement in the year in which they reach the age of 70.

(2) This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

(3) Mr. Cappelli is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and principal stockholder of the Funds' Adviser.

The Company knows of no arrangements or understandings between a director or officer and any other person pursuant to which a person has been selected as a director or officer. There is no family relationship between any of the directors and any of the officers of the Company.

ADDITIONAL INFORMATION ABOUT THE DIRECTORS
The following sets forth information about each director's specific experience, qualifications, attributes and/or skills that serve as the basis for the person's continued service on the Board. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve as a Director, and past experience as directors of the Company, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. The inclusion of a particular factor does not constitute an assertion by the Board of Directors or any individual director that a director has any special expertise that would impose any greater responsibility or liability on such director than would exist otherwise.


ROBERT J. CAPPELLI. Mr. Cappelli is President of Advance Capital Group, Inc., the holding company for the Company's investment adviser and the distributor for the Funds' shares. He has served in various capacities for these investment management and broker-dealer subsidiaries since their inception in 1987. He has been the Treasurer of the Company's mutual funds since their inception in 1987. Mr. Cappelli previously served as President of Advance Capital Services, Inc., the Company's broker-dealer subsidiary and is still a financial operations principal for it. He has managed client and mutual fund portfolios for the past 23 years.

JOSEPH A. AHERN. Mr. Ahern is President of Ahern Fleury, a law firm dedicated to serving business clients. He has represented business clients for over 25 years in a variety of matters, including investment and financial matters, and has also served on a variety of corporate and charitable boards. Mr. Ahern is active in the Mutual Fund Directors Forum and the Conference of Fund Leaders.

SUSAN E. BURNS. Ms. Burns is President of the St. John Providence Hospital System Foundations and formerly President of the Wayne State University Foundation. In these roles, her duties have included the acquisition, growth and distribution of endowments and other restricted funds generated through philanthropy. For over 20 years, she has worked directly with investment and finance committees of several large non-profit corporations responsible for setting accounting and investment policies and selecting investment consultants and funds.

JANICE E. LOICHLE. Ms. Loichle, now retired, previously served in various accounting, finance, and operations management positions for both public-owned and privately-held telecommunications companies. In these capacities, she participated in evaluating businesses for acquisitions, due diligence, and subsequent integration of acquired companies. Her experience as Controller and Chief Accounting Officer also provided a substantial knowledge base with respect to accounting and other financial matters. She is Chair of the Board's Audit Committee, and the Board has determined that she is a "financial expert".

THOMAS L. SAELI. Mr. Saeli is currently an advisor to senior executives of middle market industrial companies. He is also a member of the Board of Directors and on the audit committee of Ultralife Corporation, a NASDAQ-traded company, and a member of the board of directors and finance committee of Oakwood Hospital in Dearborn, Michigan. Mr. Saeli has previous experience as the Chief Executive Officer of a publicly traded company, has worked in a large corporate environment responsible for worldwide acquisitions, has been a partner in a successful private equity firm, and is experienced in operations, finance and accounting. The Board has determined that Mr. Saeli is a "financial expert".


BOARD LEADERSHIP STRUCTURE
As indicated above, the business and affairs of the Company are managed under the direction of the Board of Directors. The directors have delegated day-to-day management to the Adviser, subject to the directors' oversight. The Board of Directors is currently comprised of five directors, four of whom are not "interested persons" and are therefore considered "independent directors". All independent directors serve on the Audit Committee of the Board. The offices of Chairman of the Board of Directors and Chief Executive Officer of the Company are held by two different people. The Chairman is an independent director, while the CEO is the Company's President, who is also the chief executive officer of the Adviser's parent company. The independent directors have also determined to appoint the Chairman of the Board as the "lead" independent director, and in this capacity he is responsible to review and comment upon advance drafts of Board meeting agendas. The Board of Directors believes that there is a high and generally equivalent level of engagement and participation demonstrated by and expected of all independent directors, that they have unfettered access to management of the Adviser and that they each play an active and engaged role with respect to oversight responsibilities.

RISK OVERSIGHT
The Board considers its role with respect to risk management to be one of oversight rather than active management. The Company faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk.
The Board recognizes that not all risks potentially affecting the Company can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the directors' oversight responsibilities, the directors generally oversee the Company's risk management policies and processes as these are formulated and implemented by the Adviser's management, particularly its Chief Compliance Officer and her supporting staff. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Adviser, the Company's independent registered public accountants and other service providers provide regular reports to the Board on various operations of the Company and related risks and their management.
In particular, the Company's Chief Compliance Officer regularly reports to the directors with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, the Adviser's Valuation Committee reports regularly to the independent directors, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Company. The Audit Committee maintains an open and active communication channel with both the Company's personnel and its independent auditor, largely (but not exclusively) through its chair.

OWNERSHIP OF FUND SHARES
The equity securities in the Funds beneficially owned by the directors of the Company as of April 5, 2011, were as follows:



                                                                        Aggregate Dollar Range of
                                                                        Equity Securities in All
                                                                        Registered Investment
                                                                        Companies Overseen by
                        Dollar Range of Equity Securities held          Director in the Advance Capital
Name of Director        in each of the Advance Capital I, Inc. Funds    Family of Funds
--------------------    --------------------------------------------    -------------------------------
                                   DISINTERESTED DIRECTORS
                        --------------------------------------------
Joseph A. Ahern         Retirement Income Fund ....$1 - $10,000         Over $100,000
                        Balanced Fund .............$50,001 - $100,000
                        Equity Growth Fund ........$50,001 - $100,000
                        Core Equity Fund ..........$10,001 -$50,000

Susan E. Burns          Retirement Income Fund ....$0                   $0
                        Balanced Fund .............$0
                        Equity Growth Fund ........$0
                        Core Equity Fund ..........$0

Janice E. Loichle       Retirement Income Fund ....$0                   Over $100,000
                        Balanced Fund .............$50,001 - $100,000
                        Equity Growth Fund ........Over $100,000
                        Core Equity Fund ..........$0

Thomas L. Saeli         Retirement Income Fund ....$0                   Over $100,000
                        Balanced Fund .............$50,001 - $100,000
                        Equity Growth Fund ........Over $100,000
                        Core Equity Fund ..........$0

                                      INTERESTED DIRECTOR
                        --------------------------------------------
Robert J. Cappelli      Retirement Income Fund ....Over $100,000        Over $100,000
                        Balanced Fund .............Over $100,000
                        Equity Growth Fund ........Over $100,000
                        Core Equity Fund ..........Over $100,000



COMPENSATION
Only the "not interested" directors are paid compensation from the Funds for their services as directors. Directors are also reimbursed for expenses incurred in attending the meetings. The Funds pay quarterly fees of $4,500 to each "not interested" director. The Chairman of the Board receives an additional 50% in compensation. The Fund did not offer its directors any pension or retirement benefits during or prior to the fiscal year ended December 31, 2010. The following table provides information regarding the compensation paid to the "not interested" directors by the Company with respect to all of its Funds for the year ended December 31, 2010.

                                    Total
	Name of Director	Compensation
        ----------------------  ------------
	Joseph A. Ahern           $25,800
	Susan E. Burns            $17,200
	Janice E. Loichle         $17,200
	Thomas L. Saeli           $17,200

PROXY VOTING POLICIES AND PROCEDURES
Because some of the Funds may hold various equity securities in their portfolios, they will have the right to vote by proxy on items of business that the issuers of those securities present to shareholders from time to time. The Company has adopted a proxy voting procedure whereby, subject to oversight from the Company's Board of Directors, the Adviser or the Subadviser of a particular Fund that actually manages the assets of that Fund has been delegated the responsibility for assessing and voting that Fund's proxies in accordance with the Adviser's or the Subadviser's own proxy voting policies and procedures, as applicable. These policies and procedures include specific provisions to determine when a conflict exists between that Fund and the Adviser or the Subadviser or its affiliates. Copies of the proxy voting policies and procedures of the Adviser and each of the Subadvisers are attached to this SAI as Appendices B-1, B-2 and B-3.

An annual record of all proxy votes cast by the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, upon request, by calling (800) 345-4783, or by viewing the Company's report on Form N-PX on the SEC's website at http://www.sec.gov.

CODE OF ETHICS
The Company, the Adviser, the Administrator, the Distributor and the Subadvisers have each adopted a code of ethics which complies in all material respects with Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent directors, officers and designated employees ("Access Persons") who have access to information concerning portfolio securities transactions of each of the Funds from using that information for their personal benefit or to the disadvantage of any of the Funds.
The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities which may be purchased or held by the Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low such as open-end mutual fund shares and money market instruments). Each of the codes of ethics has been filed as an exhibit to the Company's registration statement of which this SAI is a part, and is available from the Company's filings on the SEC's website at http://www.sec.gov.

Because the Subadvisers are not otherwise affiliated with the Company or the Adviser, the Adviser has delegated responsibility for monitoring the personal trading activities of the Subadviser's personnel to each of the Subadvisers. Each Subadviser provides the Company's Board of Directors with a quarterly certification of the Subadviser's compliance with its code of ethics and with Rule 17j-1 and a report concerning any significant violations of its code.



           CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


CONTROLLING PERSONS
As of April 5, 2011, no individual owned of record or beneficially 25 % or more of the voting securities of any of the Company's four Funds, and no person controlled any of the Company's four Funds.

PRINCIPAL HOLDERS OF SECURITIES
As of April 5, 2011, the following persons owned of record or beneficially 5% or more of the outstanding shares of the share classes of the Company's four funds.




                                  Name and Address             Number of Beneficial      Percentage of
Name of Fund and Share Class      of Beneficial Owner          Ownership Shares*         Share Class
----------------------------------------------------------------------------------------------------------
Retirement Income Fund -          Carey & Company              66,234                    100.00%
  Institutional Shares            7 Easton Oval
                                  Columbus, OH 43219
----------------------------------------------------------------------------------------------------------
Balanced Fund -                   Carey & Company               9,917                     56.26%
  Institutional Shares            7 Easton Oval
                                  Columbus, OH 43219
----------------------------------------------------------------------------------------------------------
Balanced Fund -                   Advance Capital Group, Inc.   7,703                     43.70%
  Institutional Shares            Employee Stock Ownership Plan
                                  One Towne Square, Suite 444
                                  Southfield, MI 48076
----------------------------------------------------------------------------------------------------------
Equity Growth Fund -              Carey & Company              52,626                     99.81%
  Institutional Shares            7 Easton Oval
                                  Columbus, OH 43219
----------------------------------------------------------------------------------------------------------
Core Equity Fund -                Parsh & Company              91,540                      8.78%
  Retail Shares                   Cincinnati, OH 45263
----------------------------------------------------------------------------------------------------------
Core Equity Fund -                Robert J. Cappelli           61,171                      5.87%
  Retail Shares                   11 Boulder Lane
                                  Bloomfield Hills, MI 48304
----------------------------------------------------------------------------------------------------------
Core Equity Fund -                Charlotte J. Hodges          14,958                     35.23%
  Institutional Shares            240 Tuckahoe Lane
                                  Memphis, TN 38117
----------------------------------------------------------------------------------------------------------
Core Equity Fund -                Fred J. Hodges               14,958                     35.23%
  Institutional Shares            240 Tuckahoe Lane
                                  Memphis, TN 38117
----------------------------------------------------------------------------------------------------------
Core Equity Fund -                Carey & Company              12,539                     29.53%
  Institutional Shares            7 Easton Oval
                                  Columbus, OH 43219
----------------------------------------------------------------------------------------------------------


* = Rounded to the nearest whole share

MANAGEMENT OWNERSHIP
As of April 5, 2011, all directors and officers of the Company, as a group, owned 32,198 Retail Shares of the Retirement Income Fund (0.1% of the total Retail Shares outstanding), 42,708 Retail Shares of the Balanced Fund (0.4% of the total Retail Shares outstanding), 87,131 Retail Shares of the Equity Growth Fund (2.0% of the total Retail Shares outstanding), and 69,774 Retail Shares of the Core Equity Fund (6.7% of the total Retail Shares outstanding).


                       INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER AND SUBADVISERS
Advance Capital Management, Inc. (the "Adviser") serves as investment adviser to each of the Funds. Pursuant to Asset Manager's Agreements, signed December 21, 1993 and December 17, 1993, the Adviser has hired T. Rowe Price Associates, Inc. ("T. Rowe Price"), to serve as the Subadviser to the Equity Growth Fund and the equity portion of the Balanced Fund. These agreements were approved at a Special Meeting of Shareholders held on October 28, 1993. Pursuant to a Subadvisory Agreement, the Adviser has hired Seizert Capital Partners, LLC ("Seizert Capital"), to serve as the Subadviser to the Core Equity Fund, effective January 2, 2008. This agreement was approved by the Company's Board of Directors on October 27, 2007 and by the initial shareholder of the Core Equity Fund on January 2, 2008.

The principal business address of Advance Capital Management, Inc. is One Towne Square, Suite 444, Southfield, Michigan 48076. Advance Capital Management, Inc. is a wholly-owned subsidiary of Advance Capital Group, Inc. ("ACG"), the Administrator and Transfer Agent for the Funds, and ACG is controlled by John C. Shoemaker, Robert J. Cappelli and Raymond A. Rathka, each of whom owns 30.62% of the outstanding voting stock of ACG. The Advance Capital Group, Inc. Employee Stock Ownership Plan owns 8.14% of the outstanding voting stock of ACG. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. Seizert Capital is controlled by Gerald L. Seizert, who owns approximately 36.6% of the voting interests of this subadviser. Seizert Capital's principal business address is 185 West Oakland, Suite 100, Birmingham, Michigan 48009. Subject to the general supervision of the Company's Directors and in accordance with each Fund's investment objectives and policies, the Adviser, T. Rowe Price and Seizert Capital continually conduct investment research and furnish an investment program for each of the Funds it advises and is responsible for the purchase and sale of each Fund's portfolio securities, and maintains the records relating to such purchases and sales.


The Investment Advisory Agreement provides that the Adviser shall not be held liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad-faith, or gross negligence on the part of the Adviser in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.


The Adviser has agreed to pay certain expenses, including the fees associated with the hiring of a Subadviser, incurred in connection with its activities under the Investment Advisory Agreement other than the cost of securities, including brokerage commissions, purchased for the Fund. Specifically, the Adviser will pay for (a) the salaries and employment benefits of all its employees who are engaged in providing these services, (b) adequate office space and suitable office equipment for such employees, (c) all telephone and postage costs relating to such functions.


For services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser receives a fee, computed daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Equity Growth and the Balanced Funds up to $500 million and 0.65% on average daily net assets over $500 million, (2) 0.50% of the average daily net assets of the Retirement Income Fund up to $500 million and 0.45% of average daily net assets over $500 million and (3) 0.80% of the average daily net assets of the Core Equity Fund. For its services as subadviser,
T. Rowe Price is paid a fee by the Adviser, payable over the same time periods and calculated in the same manner as the investment advisory fee, of 0.20% on the average daily net assets up to $100 million and 0.15% on average daily net assets over $100 million of the Equity Growth Fund and of the equity portion of the Balanced Fund so designated by the investment adviser to be invested in common stocks. For its services, Seizert Capital is paid a fee by the Adviser, payable over the same time periods and calculated in the same manner as the investment advisory fee, of 0.40% on the average daily net assets of the Core Equity Fund. From time to time, as it may deem appropriate in its sole discretion, the Adviser may waive a portion or all of its advisory fee.

During the fiscal years ended December 31, 2008, 2009 and 2010, the Funds paid the following amounts to the Adviser relating to investment advisory services:


                              2008           2009         2010
                          ------------   -----------  -----------
 Retirement Income Fund	   $1,954,445    $1,640,818   $1,559,580
 Balanced Fund             $2,301,370    $1,290,791   $1,269,336
 Equity Growth Fund        $1,197,630    $  608,343   $  691,441
 Core Equity Fund          $   85,918    $   71,066   $   81,227


As of January 1, 2011, the Retirement Income Fund, Balanced Fund and Equity Growth Fund each held a promissory note in the principal amount of $41,966, $1,270,097 and $1,208,054 respectively, payable by the Adviser
(the "Promissory Notes"). The Promissory Notes represent amounts owing to the Retirement Income Fund, Balanced Fund and Equity Growth Fund from the Adviser relating to erroneous calculations of per share net asset values by the
Adviser that occurred in 2007 and 2008.    Each promissory note is unsecured
and is payable over 7 years at an interest rate of 3.5% above the prime rate. The Promissory Notes may be repaid in full or in part at any time without penalty. For additional information on the Promissory Notes, see Note 4 of the Notes to the Financial Statements appearing in the Annual Report for the year ended December 31, 2010.


PORTFOLIO MANAGER COMPENSATION
The portfolio managers for the Advance Capital I, Inc. Funds are compensated in the form of a base salary and yearly bonus. The method for determining the salary is based on comparable industry statistics for the type, years of service and general experience of the portfolio manager. Any annual merit increase is measured on aggregate factors such as firm profitability and the managers' level of duties and responsibilities. At this time, portfolio managers are not explicitly compensated based upon the performance of the portfolios managed. The annual bonus, if any, is measured based upon overall firm performance and profitability. All bonuses are in the form of cash payments.


SUBADVISER PORTFOLIO MANAGER COMPENSATION
T. Rowe Price's portfolio managers' compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, T. Rowe Price portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors. Investment performance over one-, three-, five-, and 10-year periods is the most important input. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term horizon.
The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price's overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of our long term success and are highly valued. All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits. This compensation structure is used for all portfolios managed by the portfolio manager.

Seizert Capital's portfolio managers' compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a ownership interest option grant. Compensation is variable and is determined based on several factors, including investment performance of the managed accounts and portfolios over one-, three-, five-, and 10-year periods and contribution to the Subadviser's overall investment process. Performance may be judged with reference to the broad based indices (e.g., the S&P 500 Index or the Russell 2000 Index) as well as an applicable Lipper index (e.g., the large cap core and multi-cap core), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Compensation is viewed with a long term horizon. The more consistent a portfolio manager's performance over time, the higher the compensation opportunity.


FUND OWNERSHIP BY PORTFOLIO MANAGERS
The equity securities in the Advance Capital I, Inc. Funds beneficially owned by the portfolio managers as of December 31, 2010, were as follows:



                                                   Dollar Range of Equity
                                                        Sercurities
Portfolio Manager          Advance Capital Fund    Benefically Owned (1)
-------------------        ---------------------   -------------------------
Christopher M. Kostiz      Retirement Income Fund        None
                           Balanced Fund                 None
                           Equity Growth Fund            Over $100,000
                           Core Equity Fund              $10,001 - $50,000

Gregory O. MacKenzie       Retirement Income Fund        None
                           Balanced Fund                 None
                           Equity Growth Fund            None
                           Core Equity Fund              $1 - $10,000

Donald J. Peters           Retirement Income Fund        None
                           Balanced Fund                 None
                           Equity Growth Fund            None
                           Core Equity Fund              None

Edward O. Eberle           Retirement Income Fund        None
                           Balanced Fund                 None
                           Equity Growth Fund            None
                           Core Equity Fund              None

------
(1)  Ownership disclosure is made using the following ranges: None;
     $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; over $100,000.

Other Funds or Accounts Managed
In addition to the Retirement Income Fund Mr. Kostiz is responsible for the fixed income portion of the Balanced Fund and he also oversees the management of the portfolios for 6 additional investment accounts held by clients of Advance Capital Management, Inc., which represented approximately $1.8 million of assets under management as of December 31, 2010. Neither Mr. Kostiz nor Mr. MacKenzie is responsible for providing investment management of the portfolios of any other registered investment companies or pooled investment vehicles. Mr. MacKenzie is not responsible for the day-to-day management of any investment accounts other than those of the Funds.

The Equity Growth Fund and the equity portion of the Balanced Fund
(the "Subadvised Funds") are managed by an Investment Advisory Committee co-chaired by Donald J. Peters and Donald J. Easley. Mr. Peters and Mr. Easley have day-to-day responsibility for managing the Subadvised Funds and work with the Committee in developing and executing the Subadvised Funds' investment programs. Mr. Peters is a Vice President of T. Rowe Price Group, Inc., and
T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. Mr. Peters is a portfolio manager for major institutional relationships and the
T. Rowe Price Diversified Mid-Cap Growth Fund, T. Rowe Price Tax-Efficient Growth Fund, T. Rowe Price Tax-Efficient Multi-Cap Growth Fund and the equity portion of the T. Rowe Price Tax-Efficient Balanced Fund. Mr. Peters has the day-to-day responsibility for managing 9 registered investment companies which had a total of approximately $1.5 billion of assets as of December 31, 2010 and 28 other accounts which had a total of approximately $1.2 billion of assets as of December 31, 2010. Mr. Easley has the day-to-day responsibility for managing 4 registered investment companies which had a total of approximately $265 million of assets as of December 31, 2010. None of these registered investment companies or other accounts have performance-based fees.

The Core Equity Fund is managed by an investment committee of Seizert Capital chaired by Edward O. Eberle. Mr. Eberle has day-to-day responsibility for managing the Fund and works with this investment committee to develop and execute the Fund's investment program. Mr. Eberle is the President of Seizert Capital and serves as a portfolio manager for many of Seizert Capital's institutional and high net worth individual advisory relationships. Mr. Eberle has the day-to-day responsibility for managing 10 other separately managed accounts which had a total of approximately $32 million of assets as of December 31, 2010. None of these other accounts have performance-based fees.


CONFLICTS OF INTEREST
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Subadviser Portfolio Manager Compensation" section,
T. Rowe Price portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.


Portfolio managers at Seizert Capital typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Seizert Capital has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Subadviser Portfolio Manager Compensation" section, portfolio manager compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.


12B-1 DISTRIBUTION PLAN
Expenses of the Fund's Retail Shares may include distribution-related expenses which this class of shares is permitted to bear under a Plan of Distribution complying with the provisions of Rule 12b-1 under the 1940 Act. Such a Plan was approved by the Board of Directors, including a majority of the Directors who are "not interested" persons of the Company and who have no direct or indirect financial interest in the operation of the Plan. Under the Plan, 0.25% of the average daily net assets attributable to Retail Shares of each Fund, for any fiscal year, is expended for preparation, reproduction, and distribution of sales literature and prospectuses used for sales purposes; public relations and communications with investors and prospective investors; and compensation of sales personnel.

Under the Distribution Plan, each Fund is authorized to reimburse the Distributor for its activities (which are the same as those authorized by the Plan) on behalf of each Fund on a monthly basis, provided that any payment by a Fund to a Distributor, together with any other payments made by such Fund pursuant to the Plan, shall not exceed .02083% of the average daily net assets attributable to Retail Shares of each Fund for the prior month (0.25% on an annualized basis).

The Plan was initially approved on July 17, 1987, by the Directors of the Company, including a majority of the Directors who were not "interested" persons (as defined in the 1940 Act) of the Company and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Qualified Directors). In approving the Plan, the Directors determined that the Plan was in the best interest of the shareholders of each Fund. At the first Annual Meeting of Shareholders held on July 22, 1988, for the shareholders of the Balanced Fund and Equity Growth Fund and July 23, 1993, for the shareholders of the Retirement Income Fund, the Plan of Distribution was approved. A modification of the plan to reduce the fees charged under the plan to 0.25% annually, was approved by the Board of Directors on April, 24, 1992. During the fiscal year ended
December 31, 2010, the Company paid or accrued distribution expenses of $776,015, $452,974, $246,549, $24,403 for the Retirement Income Fund,
Balanced Fund, Equity Growth Fund and Core Equity Fund, respectively, to the Company's distributor, Advance Capital Services, Inc.


ADMINISTRATOR AND TRANSFER AGENT
Advance Capital Group, Inc., One Towne Square, Suite 444, Southfield, Michigan, 48076, serves as the Company's Administrator and Transfer
Agent.   Under the Administration and Transfer Agent Agreement, the
Administrator agrees to maintain office facilities for the Company, furnish the Company with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Company, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The administrator prepares semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with the state commissions, maintains financial accounts and records and generally assists in all aspects of the Company's operations. Advance Capital Group, Inc., acting in its capacity as Transfer Agent, arranges for and bears the cost of processing share purchase and redemption orders, maintains shareholder record accounts and serves as dividend disbursing agent, with duties involving calculation of dividends and capital gains distributions and issuing dividend and capital gains payment records. The Transfer Agent is also responsible for preparing and mailing to shareholders periodic account statements, federal tax information and daily confirmations of transactions in Fund shares. In addition, the Transfer Agent will respond to telephone and mail inquiries concerning the status of shareholder accounts. During the fiscal year ended December 31, 2010, the Company paid or accrued fees of $157,538, $92,601, $55,176 and $17,566 for the Retirement Income Fund,
Balanced Fund, Equity Growth Fund and Core Equity Fund, respectively, to Advance Capital Group, Inc. for its services as transfer agent and dividend disbursing agent for the Funds.


CUSTODIAN
Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is Custodian of the Company's assets. Under the custodian agreement, Fifth
Third has agreed to a) maintain separate accounts in the name of the Company; b) make receipts and disbursements of money on behalf of the Company; c) collect and receive all income and other payments and distributions on account of the Company's portfolio securities; d) respond to correspondence from securities brokers and others relating to its duties;
e) maintain certain financial accounts and records; and f) make periodic reports to the Company's Board of Directors concerning the Company's operations. Under the custodian agreement, the Custodian is entitled to monthly fees for furnishing custodial services and is entitled to reimbursement for its out of pocket expenses in connection with the above services.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, serves as the independent registered public accounting firm for the Company. The financial highlights of the Company for the years ended
December 31, 2009 and 2010, included in the Prospectus and the financial statements of the Company for the years ended December 31, 2009 and 2010, incorporated by reference into this Statement of Additional Information, respectively, have been audited by Cohen Fund Audit Services, Ltd. The financial highlights of the Company for the years ended December 31, 2006, 2007 and 2008, included in the Prospectus, and the financial statements of the Company for the years ended December 31, 2006, 2007 and 2008, incorporated by reference into this Statement of Additional Information, respectively, have been audited by another independent registered public accounting firm.


LEGAL COUNSEL
Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243, acts as counsel to the Company.



                          PORTFOLIO TRANSACTIONS
The Adviser and Subadvisers are responsible for, make decisions with respect to, and place orders for all purchases and sales of portfolio securities. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Company, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Investment Advisory Agreement between the Company and the Adviser and the Asset Manager's Agreement between the Adviser and the Subadvisers, both provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser and Subadvisers will seek to obtain the best net price and the most favorable execution. The Adviser and Subadvisers will consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes the Adviser and the Subadvisory Agreements authorize the Subadvisers, to the extent permitted by law and subject to the review of the Company's Board of Directors, from time to time, with respect to the extent and continuation of this policy, to cause any of the Funds to pay a broker-dealer which furnishes brokerage and research services at a higher commission than that which might be charged by another broker-dealer for effecting the same transaction. This is allowed when the Adviser or Subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or Subadviser, to the accounts to which it exercises investment direction. Such brokerage and research services may consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, yields or broad overviews of the stock market and the economy.

Supplementary research information received is in addition to and not in lieu of services required to be performed by the Adviser or Subadviser and does not reduce the investment advisory fee payable to the Adviser by the Company. Such information may be useful to the Adviser or Subadviser in servicing both the Company and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or Subadviser in carrying out its obligations to the Company.

The Company has authorized the Adviser and any Subadviser to pay slightly higher commissions to those firms that provide research services to the Adviser or Subadviser as compared to those firms which do not provide research; commonly referred to as "soft dollar" arrangements. The Adviser and Subadviser will do so only if a good faith determination is made by the Adviser or Subadviser that the commission is reasonable in relation to the value of brokerage and research services provided. The Company does not authorize any third party payments related to these "soft dollar" arrangements.

Portfolio securities will not be purchased from, or sold to, the Adviser, the Subadviser, the Distributor or any affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or by order of the Securities and Exchange Commission.


PORTFOLIO TURNOVER
Portfolio turnover is the practice by mutual funds of buying and selling securities within Funds. Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of these transaction costs on the Fund's future returns. Typically, the greater the volume of buying and selling by the Fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, Funds with high portfolio turnover rates (100% or more) may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is about 80%. For 2010, the portfolio turnover rates for Advance Capital I, Inc. Funds were as follows: Retirement Income Fund, 73%; Balanced Fund, 39%; Equity Growth Fund, 26%, Core Equity Fund, 36%. The Advance Capital I, Inc. Funds do not intend to invest for the purpose of seeking short-term profits. While portfolio turnover can vary from year to year, it is the Adviser's and Subadviser's intent to maintain a consistent rate of portfolio turnover each year.

                         CAPITAL STOCK AND OTHER SECURITIES
Advance Capital I, Inc. shares are currently classified into four series of shares, with each series representing an ownership interest in one of four separate investment portfolios. Each series is in turn divided into two classes of shares; Retail shares and Institutional shares. Each share is entitled to such dividends and distributions out of the income earned on the assets belonging to such class of shares as are declared at the discretion of the Board of Directors.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by series or class, except as otherwise expressly required by law, or when the matter to be voted upon affects only the interest of the shareholders of a particular series or class. At such time, shares of capital stock of the Company shall be voted by individual series or class and only shares of capital stock of the respective series or class affected by a matter shall be entitled to vote on such a matter. The approval of an investment company agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of both classes of such Fund. Also, the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of all Funds without regard to series or class.

Shares have no preemptive rights and only conversion or exchange rights as the Board of Directors allows. When issued for payment, the Company's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution of any general assets of the Company not belonging to any particular Fund which are available for distribution.

The Board of Directors is authorized, with shareholder approval, to (a) sell all assets of a Fund at net asset value for consideration involving cash or securities and transfer to another management investment company (b) sell and convert the Fund's assets into cash and cause all shares of the Fund to be redeemed at net asset value (c) combine the assets belonging to a Fund with the assets belonging to another Fund as long as the Board of Directors determines that such combination will not have a material adverse effect on shareholders of any Fund participating in such combination.



                        PURCHASE AND PRICING OF SHARES
Shares may be purchased in any of the Funds by completing an Application to Purchase Shares. The Application and a check made payable to Advance
Capital I, Inc. can be mailed to the Southfield, Michigan address located on the cover of this Statement. Securities are valued at fair market value, or if a market quotation is not readily available or deemed unreliable, at their fair value. The net asset value is calculated by adding up the total assets attributable to each class of shares of a Fund, subtracting all of the liabilities, or debts attributable to that class of shares, and then dividing by the total number of shares of that class which are outstanding.


                               Total Assets - Total Liabilities
            Net Asset Value = -----------------------------------
                               Number of Shares Outstanding

Set forth below is a specimen price make-up sheet showing, as of December 31, 2010, the computation of total offering price per share of Retail shares of each Fund, using the basis set forth in the Prospectus for valuation of such Fund's portfolio securities and other assets.


                  SPECIMEN PRICE MAKE-UP SHEET -- December 31, 2010


                                          Retirement     Balanced       Equity         Core Equity
                                          Income Fund    Fund           Growth Fund    Fund
----------------------------------------------------------------------------------------------------
Securities at market .................... $289,269,823   $182,092,327   $107,110,795   $11,095,352
Cash and other assets,
    including accrued income ............    3,515,522      2,283,357      1,367,292        15,379
                                          ------------   ------------   ------------   -------------
Total assets ............................  292,785,345    184,375,684    108,478,087    11,110,731
Liabilities, including accrued expenses..      (56,862)       (16,994)        (8,018)       (6,959)
                                          ------------   ------------   ------------   -------------
     Net assets                           $292,728,483   $184,358,690   $108,470,069   $11,103,772
                                          ============   ============   ============   =============

Retail Shares  - Net asset value
     Net assets ......................... $292,166,545   $184,202,020   $108,289,691   $10,670,678
	Number of shares outstanding ....   34,431,687     11,638,532      4,587,889     1,089,756
     Per share ..........................        $8.49         $15.83         $23.60         $9.79


Institutional Shares  - Net asset value
     Net assets                               $561,938       $156,670       $180,378      $433,094
        Number of shares outstanding ....       66,234          9,925          7,635        43,894
     Per share ..........................        $8.48         $15.79         $23.63         $9.87



                                   TAXATION OF THE FUNDS

The Internal Revenue Code of 1986 treats each Fund in a series mutual fund as a separate corporation. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. The Company intends to distribute to shareholders of each Fund all capital gains and income earned. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Information on the tax status of dividends is provided annually. At the time of your purchase, the Fund's net asset value may reflect undistributed income or capital gains or unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as described above.


                                 PERFORMANCE INFORMATION


AVERAGE ANNUAL TOTAL RETURN
From time to time, each Fund may state its total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Fund's average annual compounded rate of return over the most recent 1, 5 and 10 year periods or life of the Fund. Each Fund's average annual compounded rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                         P(1+T)n = ERV

Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load ($0) is deducted.

            T =   average annual total return
            n =   number of years
            ERV=  redeemable value of the hypothetical $1,000 purchase at the end of the period

Aggregate total return is calculated in a similar manner, except that the results are not annualized.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)
Each Fund's average annual compounded rate of return after taxes on distributions is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                        P(1+T)n=ATVD

Where: P=a hypothetical initial purchase order of $1,000 from which the maximum sales load ($0) is deducted:

            T =   average annual total return (after taxes on distributions)
            n =   number of years
            ATVD= ending value of the hypothetical $1,000 purchase at the end of the period after taxes on distributions but not after taxes on redemptions


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) Each Fund's average annual compounded rate of return after taxes on distributions is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                        P(1+T)n=ATVDR

Where: P=a hypothetical initial purchase order of $1,000 from which the maximum sales load ($0) is deducted:

            T =    average annual total return (after taxes on distributions
                   and redemption)
            n =    number of years
            ATVDR= ending value of the hypothetical $1,000 purchase at the end of the period after taxes on distributions and redemptions

The performance of each class of shares of the Funds, as shown below, is the average annual return for that class of the Funds for the periods listed. Security prices fluctuate during the period covered and past results should not be considered representative of future performance. Institutional shares commenced operations on May 4, 2007. The Core Equity Fund began operations on January 2, 2008.



                                        AVERAGE ANNUAL RETURN

                                                                                                   Life of
                                                                 1 Year    5 Years    10 Years     Fund*
---------------------------------------------------------------------------------------------------------------
Retirement Income Fund -- Retail Shares:
     Before taxes .............................................   8.31%      2.73%     4.89%         5.83%
     After taxes on distributions .............................   6.51%      0.73%     2.80%         3.30%
     After taxes on distributions and sale of fund shares .....   5.41%      1.14%     2.97%         3.43%

Retirement Income Fund - Institutional Shares:
     Before taxes .............................................   8.45%                              2.25%
     After taxes on distributions .............................   6.56%                              0.16%
     After taxes on distributions and sale of fund shares .....   5.50%                              0.68%

---------------------------------------------------------------------------------------------------------------
Balanced Fund -- Retail Shares:
     Before taxes .............................................  15.19%      2.51%     3.60%         7.19%
     After taxes on distributions .............................  14.51%      1.42%     2.44%         5.71%
     After taxes on distributions and sale of fund shares .....  10.02%      1.78%     2.64%         5.58%

Balanced Fund - Institutional Shares:
     Before taxes .............................................  15.52%                             -0.72%
     After taxes on distributions .............................  14.75%                             -1.82%
     After taxes on distributions and sale of fund shares .....  10.25%                             -1.01%

---------------------------------------------------------------------------------------------------------------
Equity Growth Fund -- Retail Shares:
     Before taxes .............................................  27.49%      3.79%     3.15%         9.50%
     After taxes on distributions .............................  27.48%      2.91%     2.43%         8.68%
     After taxes on distributions and sale of fund shares .....  17.88%      3.12%     2.61%         8.37%

Equity Growth Fund - Institutional Shares:
     Before taxes .............................................  27.86%                              0.13%
     After taxes on distributions .............................  27.85%                             -0.55%
     After taxes on distributions and sale of fund shares .....  18.12%                              0.01%

---------------------------------------------------------------------------------------------------------------
Core Equity Fund - Retail Shares:
     Before taxes .............................................  14.15%                             -0.06%
     After taxes on distributions .............................  14.06%                             -0.17%
     After taxes on distributions and sale of fund shares .....   9.31%                             -0.08%

Core Equity Fund - Institutional Shares:
     Before taxes .............................................  14.41%                              0.31%
     After taxes on distributions .............................  14.33%                              0.19%
     After taxes on distributions and sale of fund shares .....   9.48%                              0.24%

--------
*Effective December 29, 1993, T. Rowe Price Associates, Inc. became the investment Subadviser with the primary responsibility for the daily equity security investment decisions for the Equity Growth Fund and the Balanced Fund. Life of fund performance reflects an inception date of August 5, 1987.

YIELD QUOTATION
The SEC has developed a standard yield calculation that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period and reflects the dividends and interest earned during the period, after the deduction of the fund's expenses. The yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

            YIELD  =  2(a-b/cd +1)6 - 1
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


                               ANTI-MONEY LAUNDERING PROGRAM
The Company has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Company's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds' distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control, and a complete and thorough review of all new opening account applications.
The Company will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


                                     FINANCIAL STATEMENTS
The report of Cohen Fund Audit Services, Ltd., the independent registered public accounting firm, and the audited financial statements of each Fund, which are contained in the Advance Capital I, Inc. Annual Report to Shareholders for the year ended December 31, 2010, previously sent to shareholders of each Fund and filed with the Securities and Exchange Commission, are hereby incorporated by reference into this Statement of Additional Information. The Company will furnish a copy of this Annual Report to shareholders, without charge, upon request made to Advance Capital I, Inc., P.O. Box 3144, Southfield, Michigan 48037.

               APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS
              Standard & Poor's Ratings Services, a division of
                 The McGraw-Hill Companies, Inc.  ("S&P")

AAA -- Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A   -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC and C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay principal and interest in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D   -- Bonds rated D are in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major rating categories.


MOODY'S INVESTORS SERVICE, INC.
Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  APPENDIX B-1 - PROXY VOTING POLICIES OF
                      ADVANCE CAPITAL MANAGEMENT, INC.
The following guidelines describe how Advance Capital Management, Inc. ("Management"), as adviser to the Advance Capital I, Inc. Funds, intends to vote on some commonly raised or potentially contentious proxy issues. These guidelines have been developed with a view to encourage companies to take action that is in the long-term best economic interest of shareholders. The guidelines are to help determine whether to support or oppose a proposal by a corporation (or shareholder), such action having been placed before all shareholders for a vote.

The guidelines cover a broad range of corporate governance matters. Management documents the reason for voting for or against all non-routine proxy proposals. Many types of proposals cannot be classified in advance as favorable or unfavorable. Such a determination will depend on the origin and purpose of the proposal in the specific instance. In such cases, Management will assess each proposal individually to determine the probable effect on shareholder value and the impact on the rights of shareholders. In accordance with Management's fiduciary duty, we will vote in the manner that most enhances the long-term value of our investments.


BOARD RECOMMENDATIONS
One of the key factors to consider when investing in a particular company is the quality and depth of its management team. Management believes that the recommendation of a company's board on any issue should be given substantial weight in determining how proxies should be voted. Generally, Management will vote with the board on proxy issues. The portfolio manager has latitude to vote against the board recommendations in instances where it is believed that doing so is in the best interests of shareholders.

The following is a list of common shareholder issues along with the general view of Management on such issues:

Independent Boards of Directors
Management believes that a board with a majority of unrelated directors, and whose key committees are staffed primarily or exclusively with unrelated directors are better positioned to evaluate corporate management and performance. Ordinarily, Management will not vote against a slate of directors simply because it fails to meet the independent standard. We will do so, however, if corporate performance, over a reasonable period of time, is unsatisfactory.

Size of Boards of Directors
Management generally supports a board size of 5 to 16 members. A board that is too large will dilute the voting power of individual members and may reduce the effectiveness of the board. On the other hand, a board that is too small may not be able to adequately discharge its responsibilities, to the detriment of overall corporate performance. Management will not ordinarily vote against a slate of directors simply because the size of the board is outside the guidelines.


Independent Registered Public Accounting Firm
The role of the auditor is central to the audit committee's ability to fulfill its responsibilities. Management prefers that the audit committee retain the services of a well-known and reputable

                                        B-1-1
accounting firm. Management will generally support the choice of independent registered public accountants recommended by the board, specifically by the audit committee of the board. Instances of independent registered public accountants being changed for reasons other than routine rotation will be reviewed on a case-by-case basis.


Management and Director Compensation
Management believes that each compensation plan must be reviewed in its entirety to determine if the individual parts serve the purpose of providing the right incentives to managers and directors and if the plan is reasonable. Compensation and incentives to company management and directors should be consistent with the long-term interests of the shareholders of the company. Incentive compensation plans must have the overriding purpose of motivating and retaining individuals and must not be unduly generous.
Plans should be closely related to individual and corporate performance.
In general, Management will review each compensation plan on its own merit and vote in the best interest of shareholders.


Effective Stock Option Plans
Management assesses proposed stock option plans on a case-by-case basis. The features of each plan, together with the other aspects of total compensation are reviewed, and, after considering each of the issues, a determination is made concerning the reasonableness of the plan as a whole. While stock option plans can be effective compensation tools in moderation, they are of concern to shareholders and need to be closely watched. Management looks to support stock option plans with some or all of the following features.

 * Potential dilution is less than 10 %.
 * The numbers of options granted in a given year expressed as a percentage of shares outstanding is restricted to fewer than 1 % of shares outstanding.
 * There are specific performance criteria for the award of options or the vesting of options already granted.
 * Options do not vest immediately.
 * There are strict limits placed on the director's ability to participate in the plan, in particular, that there is a specific and objective formula for the award of director options.
 * There is no overly strong concentration of options granted to the most senior executive(s).
 * There is no authority for the board of directors to lower the exercise price of options already granted.


Shareholder Rights Plans
A "shareholder rights plan" provides the shareholders of a target company with rights to purchase additional shares or to sell shares at very attractive prices, in the event of an unwanted offer for the company. These rights, when triggered, impose significant economic penalties on a hostile


                                         B-1-2
acquirer. Management will review shareholder rights plans on a case-by-case basis. In general, Management will not support shareholder rights plans.


Social and Corporate Responsibility Issues
Management will generally vote with the board on the following and other social issues:
 * The Ceres Principles and other corporate environmental practices
 * Board diversity
 * Employment practices and employment opportunity
 * Military, nuclear power and related energy issues
 * Tobacco, alcohol, infant formula and safety in advertising practices
 * Genetically-modified foods
 * Political contributions/activities and charitable contribution


CONFLICTS OF INTERESTS
According to the Securities and Exchange Commission (SEC), an adviser will have a conflict if the adviser is called to vote on a proxy for a company and the adviser, or the adviser's controlled affiliate, also:

 * Manages the company's pension plan
 * Administers the company's employee benefit plan
 * Provides brokerage, underwriting, insurance or banking services to the company
 * Manages money for an employee group

Currently, Management has no material conflicts in voting proxies. In the unlikely event that a conflict may arise in the future, Management will disclose such material conflicts to the client and obtain the written consent of that client before voting the proxy.


RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. (T. Rowe Price), the Subadviser for the Advance Capital I, Inc. Equity Growth Fund and equity portion of the Balanced Fund, are responsible for voting proxies in these funds (See T. Rowe Price Associates, Inc., " Proxy Voting Policies and Procedures.").


HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
A portfolio manager is responsible for reviewing, evaluating and voting all client proxies. In general, the above referenced guidelines will be followed when voting proxies. The votes will be processed through the Proxyvoting.com web site or through the mail by hard copy proxy vote.


                                     B-1-3

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.


REPORTING AND RECORD RETENTION
Reports for the Advance Capital I, Inc., Equity Growth and Balanced Fund will be furnished by T. Rowe Price. The reports will specify the proxy issues which have been voted for during the period covered and the position taken with respect to each issue. Reports normally cover quarterly or annual periods.

Management retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a board, and documentation on shares voted differently. All proxy voting materials and supporting records are retained for five years.


                                           B-1-4

                            APPENDIX B-2 - PROXY VOTING POLICIES OF
                                T. ROWE PRICE ASSOCIATES, INC

                                T. ROWE PRICE ASSOCIATES, INC
                               T. ROWE PRICE INTERNATIONAL LTD
                                 T. ROWE PRICE (CANADA), INC
                               T. ROWE PRICE HONG KONG LIMITED
                             T. ROWE PRICE SINGAPORE PRIVATE LTD.


                               PROXY VOTING POLICIES AND PROCEDURES


RESPONSIBILITY TO VOTE PROXIES

   T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.
T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

   T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

   Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

       Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day


                                       B-2-1
operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance.
In addition to our voting guidelines, we rely on a company's disclosures, its board's recommendations, a company's track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals' views, in making voting decisions.



ADMINISTRATION OF POLICIES AND PROCEDURES

  Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

  Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

  Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

  In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price's issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.


Meeting Notification
  T. Rowe Price utilizes ISS's voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS's web-based application.

                                      B-2-2

Vote Determination
  Each day, ISS delivers into T. Rowe Price's proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

  Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.


T. Rowe Price Voting Policies

  Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:


  Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors' accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards' accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.


  Anti-takeover, Capital Structure and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on


                                           B-2-3
shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.


  Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives' and shareholders' incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company's peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company's executive compensation practices ("Say-on-Pay" proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually.

  Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We evaluate proposals for the ratification of executive severance packages ("Say on Golden Parachute" proposals) in conjunction with merger transactions on a case-by-case basis.

  Corporate Social Responsibility Issues - Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS's proxy research. T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company's business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.

  Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy


                                          B-2-4

Committee has reviewed ISS's general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

  Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

  Divided Votes - In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to
T. Rowe Price policy.

  Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

  Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities.
In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.


Monitoring and Resolving Conflicts of Interest

  The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy


                                               B-2-5

Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

  Specific Conflict of Interest Situations - Voting of T. Rowe Price
Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.


REPORTING AND RECORD RETENTION

  Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

  T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC's EDGAR database).


                                             B-2-6

                        APPENDIX B-3 - PROXY VOTING POLICIES OF
                             SEIZERT CAPITAL PARTNERS, LLC

I. Policy Statement

Introduction - Seizert Capital Partners, LLC (the "Advisor") is adopting these proxy voting policies and procedures (the "Policies and Procedures") in order to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and its associated record keeping requirements.

The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which the Advisor has authority to vote client proxies. The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. Other, similar rights such as consent rights shall be evaluated on a case-by-case basis.

Pursuant to the Policies and Procedures and its fiduciary duties, the Advisor will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the Advisor's primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which we manage assets. In fulfilling its obligations to clients, the Advisor will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Advisor with a statement of proxy voting policy. In these situations, the Advisor seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the Advisor.

Duty to Vote Proxies - The Advisor acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Advisor, would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the Advisor's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for it period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the Advisor's voting instructions. Accordingly, the Advisor may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-US company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Advisor believes its clients will derive by voting on the company's proposal, the Advisor may decide not to attempt to vote at the meeting.



                                             B-3-1

Material Conflicts - The Advisor will vote its clients' proxies in the best interests of its clients and not its own. In voting client proxies, the Advisor will avoid material conflicts of interests between the interests of the Advisor and its affiliates on the one hand and the interests of its clients on the other. The Advisor recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, the Advisor understands that the determination of whether a "material conflict" exists depends on all of the facts and circumstances of the particular situation. The Advisor acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.

II.  General Proxy Voting Guidelines
It is the policy of the Advisor in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients. To ensure consistency in voting proxies on behalf of its clients, the Advisor utilizes the proxy voting guidelines (the "Proxy Voting Guidelines") set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues

A.  Management Proposals:
1. The following management sponsored proposals are often voted in support of management:

 x                           Selection or ratification of auditors
----  -------  -----
For   Against  Case by Case


 X
----  -------  -----         Approval of financial statements, director,
For   Against  Case by Case      and auditor reports


 X
----  -------  -----         Election of Directors
For   Against  Case by Case


 X
----  -------  -----         Limiting Directors' liability and broadening
For   Against  Case by Case       indemnification of Directors


 X
----  -------  -----         Requirement that a certain percentage (up to
For   Against  Case by Case       66 2/3%) of its Board's members be comprised
                                  of independent and unaffiliated Directors


 X
----  -------  -----         Requirement that members of the company's
For   Against  Case by Case       compensation, nominating and audit committees
                                  be comprised of independent or unaffiliated
                                  Directors
 X
----  -------  -----         Recommendations to set retirement ages or require
For   Against  Case by Case       specific levels of stock ownership by
                                  Directors

 X
----  -------  -----         General updating/corrective amendments to
For   Against  Case by Case       the charter


 X
----  -------  -----         Elimination of cumulative voting
For   Against  Case by Case


 X
----  -------  -----         Elimination of preemptive rights
For   Against  Case by Case


 X
----  -------  -----         Provisions for confidential voting and independent
For   Against  Case by Case        tabulation of voting results

 X
----  -------  -----         Proposals related to the conduct of the annual
For   Against  Case by Case        meeting except those proposals which relate
                                   to the "transaction of such other business which may come before the meeting"

 X
----  -------  -----         Capitalization changes which eliminate other
For   Against  Case by Case         classes of stock and voting rights


 X
----  -------  -----         Proposals to increase the authorization of
For   Against  Case by Case          existing classes of stock if: (i)
                                     a clear and legitimate business purpose
                                     is stated; (ii) the number of shares
                                     requested is reasonable in relation to the
                                     purpose for which authorization is
                                     requested; and (iii) the authorization
                                     does not exceed 10% of shares currently
                                     authorized and at least 10% of the new
                                     authorization will be outstanding
 X
----  -------  -----         Proposals to create a new class of preferred stock
For   Against  Case by Case          or for issuances of preferred stock up to
                                     10% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

 X
----  -------  -----         Proposals for share repurchase plans, unless it
For   Against  Case by Case          appears that a repurchase plan lacks a
                                     bona fide business purpose

 X
----  -------  -----         Proposals to reduce the number of authorized
For   Against  Case by Case          shares of common or preferred stock,
                                     or to eliminate classes of preferred
                                     stock, provided such proposals have a
                                     legitimate business purpose

 X
----  -------  -----         Proposals to effect stock splits unless such a
For   Against  Case by Case          split would be contrary to shareholders'
                                     best interests

 X
----  -------  -----         Proposals to effect reverse stock splits if
For   Against  Case by Case          management proportionately reduces the
                                     authorized share amount set forth in
                                     the corporate charter. Reverse stock
                                     splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases

 X
----  -------  -----         Director fees unless the amounts are excessive
For   Against  Case by Case          relative to other companies in the country
                                     or industry

 X
----  -------  -----         Employee stock purchase plans that permit
For   Against  Case by Case          discounts up to 15%, but only for grants
                                     that are part of a broad based employee
                                     plan, including all non-executive
                                     employees

 X
----  -------  -----         Establishment of Employee Stock Option Plans
For   Against  Case by Case          and other employee ownership plans



                                   B-3-3

 X
----  -------  -----         Modify or rescind existing supermajority vote
For   Against  Case by Case          requirements to amend the charters or
                                     bylaws

 X
----  -------  -----         Adoption of anti-greenmail provisions provided
For   Against  Case by Case          that the proposal (i) defines greenmail,
                                     (ii) prohibits buyback offers to large
                                     block holders not made to all shareholders or not approved by disinterested shareholders, and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders


2. The following proposals are often voted against, notwithstanding management support:

         X
----  -------  -----         Capitalization changes which add classes of
For   Against  Case by Case           stock which substantially dilute the
                                      voting interests of existing
                                      shareholders

         X
----  -------  -----         Proposals to increase the authorized number of
For   Against  Case by Case           shares of existing classes of stock which
                                      carry preemptive rights or super voting
                                      rights

         X
----  -------  -----         Creation of blank check preferred stock
For   Against  Case by Case


         X
----  -------  -----         Changes in capitalization by 5% or more where
For   Against  Case by Case           management does not offer an appropriate
                                      rationale or where it is contrary to the best interests of existing shareholders

         X
----  -------  -----         Compensation proposals that allow for discounted
For   Against  Case by Case           stock options which have not been offered
                                      to employees in general

         X
----  -------  -----         Change-in-control provisions in non-salary
For   Against  Case by Case           compensation plans, employment contracts,
                                      and severance agreements that benefit
                                      management and would be costly to
                                      shareholders if triggered

         X
----  -------  -----         Anti-takeover and related provisions that serve
For   Against  Case by Case           to prevent the majority of shareholders
                                      from exercising their rights or
                                      effectively deter the appropriate tender offers and other offers

         X
----  -------  -----         Shareholders rights plans which allow
For   Against  Case by Case           appropriate offers to shareholders to be
                                      blocked by the board or trigger
                                      provisions which prevent legitimate
                                      offers from proceeding

         X
----  -------  -----         Amendments to bylaws that would require
For   Against  Case by Case           a supermajority shareholder vote to pass
                                      or repeal certain provisions

         X
----  -------  -----         Proposals to indemnify auditors
For   Against  Case by Case




                                        B-3-4

3.  The following types of proposals are often voted on a case-by-case basis:

                 X
----  -------  -----          Mergers, acquisitions and other special corporate
For   Against  Case by Case           transactions (i.e., takeovers, spin-offs,
                                      sales of assets, reorganizations,
                                      restructurings and recapitalizations)
                                      will be examined on a case-by-case basis

                  X
----  -------  -----         Executive/Director stock option plans. Generally,
For   Against  Case by Case           the stock option plans should meet the
                                      following criteria: (i) Whether the stock option plan is incentive based; (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval; and (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval

                 X
----  -------  -----         Proposals requiring shareholder ratification of
For   Against  Case by Case           poison pills




B.  Shareholder Proposals:

1.  The following shareholder proposals are often supported:

 X
----  -------  -----         Requiring Auditors to attend the annual
For   Against  Case by Case            meeting of shareholders


 X
----  -------  -----         Requirement that members of the company's
For   Against  Case by Case            compensation, nominating and audit
                                       committees be comprised of independent
                                       or unaffiliated Directors

2. The following shareholder proposals are often determined on a case-by-case basis:

                  X
----  -------  -----         Proposals which limit tenure of directors
For   Against  Case by Case


                  X
----  -------  -----         Proposals to limit golden parachutes
For   Against  Case by Case


                 X
----  -------  -----         Proposals requiring directors to own large amounts
For   Against  Case by Case            of stock to be eligible for election


                 X
----  -------  -----         Restoring cumulative voting in the election
For   Against  Case by Case            of directors


                 X
----  -------  -----         Requirement that a certain percentage of its
For   Against  Case by Case            Board's members be comprised of
                                       independent and unaffiliated Directors

                 X
----  -------  -----         Proposals which limit retirement benefits or
For   Against  Case by Case            executive compensation


                  X
----  -------  -----         Requiring shareholder approval for Bylaw or
For   Against  Case by Case            charter amendments




                                        B-3-5

                  X
----  -------  -----         Requiring shareholder approval for shareholder
For   Against  Case by Case            rights plan or poison pill


                  X
----  -------  -----        Requiring shareholder approval of golden parachutes
For   Against  Case by Case


                 X
----  -------  -----       Confidential voting
For   Against  Case by Case


                  X
----  -------  -----        Elimination of certain anti-takeover related
For   Against  Case by Case            provisions


                 X
----  -------  -----         Reduction or elimination of supermajority vote
For   Against  Case by Case            requirements


                 X
----  -------  -----         Prohibit payment of greenmail
For   Against  Case by Case




3.  The following shareholder proposals are often not supported:

         X
----  -------  -----         Requirements that the issuer prepare reports
For   Against  Case by Case          which are costly to provide or which
                                     would require duplicative efforts or
                                     expenditures which are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders

          X
----  -------  -----         Restrictions related to social, political or
For   Against  Case by Case          special interest issues that impact the
                                     ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders

          X
----  -------  -----         Proposals which require inappropriate
For   Against  Case by Case          endorsements or corporate actions



III.	Administration of Proxy Policies and Procedures

A.  Proxy Review Committee
The Advisor's Proxy Review Committee (the "Committee") is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in Sections I and II. Among other things, the Committee is responsible for the following:

1. The Committee, consisting of members designated by the Chief Executive Officer, shall establish and review these Policies and Procedures and determine how the Advisor will vote proxies on an ongoing basis.

2. The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Advisor's clients.

                                     B-3-6




3. The Committee shall meet as needed to oversee and address all questions relating to the Advisor's Policies and Procedures, including: (1) general review of proposals being put forth at shareholder meetings of portfolio companies; (2) adopting changes in the Policies and Procedures;
    (3) determining whether voting on matters in the manner favored by the Advisor are "material" conflicts of interests within the meaning of Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended;
    (4) determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (i.e. "case by case" matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively, "Discretionary Proposals"); (5) determining whether to override the Proxy Voting Guidelines with respect to any proxy vote; and (6) designating a compliance officer (the "Compliance Officer") to implement the Operating Procedures set forth in Part B of this Section III.


4. The Committee will periodically review the Proxy Voting Guidelines to determine if they are current and consistent with the Advisor's policy and will make appropriate changes as needed.


B.	Operating Procedures
The following operating procedures are intended to ensure that the Advisor satisfies its proxy voting obligations:

1. The Compliance Officer will review all new client accounts to determine whether (i) the account contains voting securities and (ii) the client has delegated proxy voting authorization to the Advisor in the investment advisory agreement or (iii) the client has otherwise provided specific voting instructions. Any questions regarding whether or not a security is a "voting" security or whether voting authority has been delegated by a client will be directed to the General Counsel of the Advisor.

2. The Compliance Officer will receive proxy materials and ballots and reconcile these materials with holdings in client accounts at least once monthly.

3. The Compliance Officer will compile and review the matters to be voted on, at least once monthly, and determine: (i) which matters are to be voted in accordance with the Proxy Voting Guidelines (a "Pre-Determined Matter"); and (ii) which matters are Discretionary Matters and (iii) which matters are to be voted pursuant to the instructions of clients (a "Directed Matter"). Any questions regarding whether a matter is a Pre-Determined Matter, a Discretionary Matter or a Directed Matter will be directed to the General Counsel of the Advisor.

4. For all Discretionary Matters, the Compliance Officer shall screen the matter and make a preliminary determination regarding whether the matter presents a potential material conflict of interest between the interests of the Advisor and its affiliates on the one hand and the Advisor's client on the other.

In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the Compliance Officer shall compile and maintain a list of the following as applicable:


                                           B-3-7

(a) all issuers for which the Advisor or its affiliates manages assets;

(b) all issuers for which the Advisor or its affiliates administers employee benefit plans;

(c) all issuers for which the Advisor or its affiliates brokerage, underwriting or Insurance;

(d) any issuer for which the Advisor or its affiliates is soliciting the provision of services enumerated in (a), (b) and (c);

(e) any other issuer with which the Advisor or its affiliates or its senior officers has a material business relationship; and

(f) any employee group for which the Advisor manages money;

This list, which the Compliance Officer shall update at least quarterly, shall be known as the "Master Conflicts List."

The Compliance Officer shall screen the issuer, employee group or any other material related party ("Material Parties") involved in the Discretionary Matter against the Master Conflicts List and develop a list of potential conflicts ("Potential Conflicts List").

5. For each Discretionary Matter, the Compliance Officer shall solicit written reports from portfolio managers, investment personnel, analysts and other employees of the advisor who may have an investment or other professional interest in the Discretionary Matter. The Compliance Officer shall compile these reports in an "Advisory Report."

6.  The Compliance Officer shall present each meeting of the Committee with:
    (i) a list of all Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines; (ii) a list of all Discretionary Matters; (iii) a list of all Directed Matters to be voted in accordance with client instructions (iv) the Potential Conflicts List; and (v) any Advisory Reports.

7. The Committee shall meet quarterly. The Committee shall review and approve the list of Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines and the list of all Directed Matters to be voted in accordance with client instructions. For each Discretionary Matter presented, the Committee will determine: (i) the manner in which to vote on the proxy and, (ii) whether the manner in which the Committee has determined to vote the proxy would, under the facts and circumstances, create a material conflict of interest between the interests of the Advisor and its affiliates on the one hand and the Advisor's clients on the other. In making the finding required in (ii) above, the Committee shall consider the Potential Conflicts List and any other material relationship known to the Committee between the Advisor and its affiliates and the Material Parties.


                                       B-3-8




    If the Proxy Review Committee determines that with respect to any Discretionary Matter that a material conflict of interest exists in voting the Discretionary Matter in the manner favored by the Committee, the Committee shall direct the Compliance Officer to obtain the informed written consent of the affected client (or clients) to the Committee's favored vote. If obtaining such consent from any client is impracticable or undesirable, the Advisor shall vote the client's proxy in accordance with the recommendation of an independent third-party service provider experienced in such matters to be retained by the Advisor on a case-by-case basis, as necessary.

8. If any portfolio manager, investment person, or any other employee of the Advisor wishes to vote a proxy with respect to a Pre-Determined Matter in a manner other than that set forth in the Proxy Voting Guidelines (an "Override Matter"), such person shall contact the Compliance Officer. The Compliance Officer shall screen the Override Matter against the Master List and include the results on the Potential Conflicts List. The Compliance Officer shall also solicit an Advisory Report for presentation to the Committee. The Override Matter shall be presented at the next scheduled meeting of the Committee for a determination of: (i) whether the matter should be voted in a manner other than as specified in the Proxy Voting Guidelines; and (ii) whether the manner in which the Committee has determined to vote the proxy would constitute a material conflict of interest. If the Committee determines that a material conflict of interest exists with respect to voting the Override Matter in the manner it favors, the Committee shall direct the Compliance Officer to either: (i) vote the Override Matter in the manner originally prescribed by the Proxy Voting Guidelines; or (ii) obtain the informed written consent of the affected client (or clients) to the Committee's favored vote.

9. Directed Matters will be voted in accordance with the instructions of the client.

10. The Compliance Officer will ensure that all proxies are voted in accordance with these Procedures and Policies.

11. The Compliance Officer may delegate any of his or her functions to a third party proxy voting or other service provider.

12. All decisions of the Committee, including all determinations regarding whether or not a material conflict of interest existed with respect to a Discretionary or Override Matter and the basis for such determination, shall be documented in writing and maintained by the Compliance Officer for a period of at least 3 years.


IV.   Client Disclosure Policies

The Advisor will disclose the Policies and Procedures to its clients. The Advisor's disclosure will consist of a "concise summary" of SEC Rule
206(4)-6. This disclosure will also tell clients how to get a complete copy of the Advisor's policies and procedures. The proxy voting disclosure will be provided to existing clients through a separate mailing on or before August
6, 2003. The Advisor's proxy voting disclosure will be provided to new clients in the Advisor's "brochure" or Part II to its Form ADV which will be delivered with a letter identifying the


                                             B-3-9
presence of the disclosure. The Compliance Officer will provide any client, upon written request, with a tabulation of how such client's proxies were voted by the Advisor.


V.  Recordkeeping Requirements
Rule 204-2 under the Advisers Act, as amended, requires that the Advisor retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information, and
(v) any documents prepared by the investment adviser that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisor will keep all written requests from clients and any written response from the Advisor (to either a written or an oral request). The Advisor may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that the Advisor has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.


                                                  B-3-10

Part C - Other Information
Item 23. Exhibits



(a) Articles of Amendment and Restatement, as amended through October
    26, 2007 (previously filed as Exhibit (a) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)


(b) Bylaws, as amended June 1, 2009 (previously filed as Exhibit (b) to Post-Effective Amendment No. 39 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)


(c) None


(d)(1) Investment Advisory Agreement, dated August 3, 1987, as amended October 1, 2007 (previously filed as Exhibit (d)(1) to
       Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)



(d)(2) Asset Manager's Agreement between Advance Capital Management, Inc. and
       T. Rowe Price Inc. relating to the Advance Capital I, Inc. Balanced Fund, as amended June 13, 2008 (previously filed as Exhibit(d)(2) to Post-Effective Amendment No. 39 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)


(d)(3) Asset Manager's Agreement between Advance Capital Management, Inc. and
       T. Rowe Price Inc. relating to the Advance Capital I, Inc. Equity Growth Fund, as amended June 13, 2008 (previously filed as Exhibit (d)(3) to Post-Effective Amendment No. 39 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)


(d)(4) Subadvisory Agreement, dated January 2, 2008, between Advance Capital Management, Inc. and Seizert Capital Partners, LLC, relating to the Advance Capital I, Inc. Core Equity Fund (previously filed as Exhibit
       (d)(4) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)


(e) Distribution Agreement with Advance Capital Services, Inc. as amended October 1, 2007 (previously filed as Exhibit (e) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)


(f) None


(g) Custodian Agreement with Fifth Third Bank (previously filed as Exhibit
    (p) to Post-Effective Amendment No. 24 to the registrant's Form N-1A registration statement and incorporated herein by reference)


(h) Administration and Transfer Agent Agreement with Advance Capital Group, Inc., amended October 26, 2007 (previously filed as Exhibit (h) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)


(i) Opinion of Dykema Gossett PLLC regarding legality of issuance of shares (filed herewith)


(j) Consent of Cohen Fund Audit Services, Ltd. (filed herewith)



(k) None



(l) None

(m) Plan of Distribution pursuant to Rule 12b-1 as amended January 26, 2007 (previously filed as Exhibit (m) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)


(n) None



(o) Power of Attorney (previously filed as Exhibit (o) to Post-Effective Amendment No. 28 to the registrant's Form N-1A registration statement, SEC File No. 33-13754 and incorporated herein by reference)



(p)(1) Code of Ethics of Advance Capital Management, Inc., as revised October 14, 2009 (previously filed as Exhibit (p)(1) to Post-Effective Amendment No. 39 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)


(p)(2) Code of Ethics of T. Rowe Price Associates, Inc., with respect to the Balanced Fund and the Equity Growth Fund (previously filed as Exhibit
       (p) to Post-Effective Amendment No. 1 to the T. Rowe Price Short-Term Income Fund, Inc. Form N-1A registration statement, SEC file
       No. 333-136805, and incorporated herein by reference)


(p)(3) Code of Ethics of Seizert Capital Partners, LLC, with respect to the Core Equity Fund (previously filed as Exhibit (p)(3) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)


Item 24. Persons Controlled By or Under Common Control with Registrant Not applicable.

Item 25. Indemnification
     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw, which is in full force and effect and has not been modified or cancelled:


                              Article VI
  Section 2. Indemnification of Directors and Officers. Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland, the Securities act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

 (b) Advances. Any current or former director or officer of the Corporation claiming indemnification within the scope of this Section 2 shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force.

 (c) Procedure. On the request of any current or former director or officer requesting indemnification or an advance under this Section 2, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Laws of the State of Maryland, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, whether the standards required by this Section 2 have been met.

 (d) Other Rights. The indemnification provided by this Section 2 shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action by a director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

   Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of the Investment Adviser
  Advance Capital Management, Inc. (Management) is a Michigan corporation established in 1986 for the purpose of providing investment management services. Management, a registered investment adviser with the Securities and Exchange Commission and the State of Michigan, is a wholly owned subsidiary of Advance Capital Group, Inc. (Group). Group also owns Advance Capital Services, Inc. (Services) a financial services company that is a licensed National Association of Securities Dealers, Inc. broker-dealer.
The owners of Group and the directors and officers of Services and Management are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. The address for all three companies is One Towne Square, Suite 444, Southfield, Michigan, 48076. The chart below shows the ownership and control of these three firms and of the Registrant as well.


Position           Group            Services          Management        Registrant
---------------------------------------------------------------------------------------------
Owner(s)           Cappelli         Group             Group             Shareholders
                   Rathka
                   Shoemaker
Directors          Cappelli         Cappelli          Cappelli          Ahern, J.A.
                   Rathka           Rathka            Rathka            Burns, S.E.
                   Shoemaker        Shoemaker         Shoemaker         Cappelli, R.J.
                                                                        Loichle, J.E.
                                                                        Saeli, T.L.
President          Cappelli         Theisen           Kostiz            Cappelli
Vice President     Harkleroad       Cappelli          Cappelli          Harkleroad
                   Katynski         Harkleroad        Harkleroad        Katynski
                                    Katynski          Katynski          Kostiz
CCO                Harkleroad       Harkleroad        Harkleroad        Harkleroad
Treasurer          Cappelli         Cappelli          Cappelli          Cappelli
Secretary          Harkleroad       Harkleroad        Harkleroad        Harkleroad
Asst. Secretary    Katynski         Katynski          Katynski          Katynski




Item 27. Principal Underwriter
  Advance Capital Services, Inc. (Services) is a Michigan corporation which was established in 1986 to provide financial services and broker-dealer services. Currently, it is not distributing securities for any other investment companies. The directors and officers of Services are identified in Item 25 above.

Item 28. Location of Accounts and Records
 (1) Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, Michigan, 48076 (records relating to its functions as investment adviser).
 (2) Advance Capital Services, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 (records relating to its functions as distributor)
 (3) Advance Capital Group, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 (records relating to its functions as administrator and transfer agent)
 (4) Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (records relating to its functions as custodian).


Item 29. Management Services
 Not applicable.

Item 30. Undertakings
 None.

                                SIGNATURES

   Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, the State of Michigan, on April 29, 2011.

ADVANCE CAPITAL I, INC.


By: /s/ CHRISTOPHER M. KOSTIZ
    Christopher M. Kostiz, Vice President


 Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on April 29, 2011.



        Name                       Title
-----------------------    ---------------------------------

/s/ ROBERT J. CAPPELLI      President, Treasurer and Director
Robert J. Cappelli          (Principal executive officer and
                            principal financial officer)



/s/ JULIE A. KATYNSKI       Vice President
Julie A. Katynski           (Principal accounting officer)



        *                   Director
------------------------
Joseph A. Ahern


        *                   Director
------------------------
Susan E. Burns


        *                   Director
------------------------
Janice E. Loichle



        *                   Director
------------------------
Thomas L. Saeli




*By: /s/ CHRISTOPHER M. KOSTIZ
     Christopher M. Kostiz, Attorney-in-fact

                               EXHIBIT INDEX



(a) Articles of Amendment and Restatement, as amended through October 26, 2007 (previously filed as Exhibit (a) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)



(b) Bylaws, as amended June 1, 2009 (previously filed as Exhibit (b) to Post-Effective Amendment No. 39 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)



(c) None



(d)(1) Investment Advisory Agreement, dated August 3, 1987, as amended October 1, 2007 (previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)



(d)(2) Asset Manager's Agreement between Advance Capital Management, Inc. and
       T. Rowe Price Inc. relating to the Advance Capital I, Inc. Balanced Fund, as amended June 13, 2008 (previously filed as Exhibit (d)(2) to Post-Effective Amendment No. 39 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)



(d)(3) Asset Manager's Agreement between Advance Capital Management, Inc. and T. Rowe Price Inc. relating to the Advance Capital I, Inc. Equity Growth Fund, as amended June 13, 2008 (previously filed as Exhibit
       (d)(3) to Post-Effective Amendment No. 39 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)



(d)(4) Subadvisory Agreement, dated January 2, 2008, between Advance
       Capital Management, Inc. and Seizert Capital Partners, LLC, relating to the Advance Capital I, Inc. Core Equity Fund (previously filed as Exhibit (d)(4) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)



(e) Distribution Agreement with Advance Capital Services, Inc. as amended October 1, 2007 (previously filed as Exhibit (e) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)



(f) None



(g) Custodian Agreement with Fifth Third Bank (previously filed as
    Exhibit (p) to Post-Effective Amendment No. 24 to the registrant's Form N-1A registration statement and incorporated herein by reference)



(h) Administration and Transfer Agent Agreement with Advance Capital Group, Inc., amended October 26, 2007 (previously filed as Exhibit (h) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)



(i) Opinion of Dykema Gossett PLLC regarding legality of issuance of shares (filed herewith)



(j) Consent of Cohen Fund Audit Services, Ltd. (filed herewith)



(k) None



(l) None



(m) Plan of Distribution pursuant to Rule 12b-1 as amended January 26, 2007 (previously filed as Exhibit (m) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)

(n) None



(o) Power of Attorney (previously filed as Exhibit (o) to Post-Effective Amendment No. 28 to the registrant's Form N-1A registration statement, SEC File No. 33-13754 and incorporated herein by reference)



(p)(1) Code of Ethics of Advance Capital Management, Inc., as revised
       October 14, 2009 (previously filed as Exhibit (p)(1) to Post-Effective Amendment No. 39 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)



(p)(2) Code of Ethics of T. Rowe Price Associates, Inc., with respect to the Balanced Fund and the Equity Growth Fund (previously filed as Exhibit
       (p) to Post-Effective Amendment No. 1 to the T. Rowe Price Short-Term Income Fund, Inc. Form N-1A registration statement, SEC file
       No. 333-136805, and incorporated herein by reference)



(p)(3) Code of Ethics of Seizert Capital Partners, LLC, with respect to the Core Equity Fund (previously filed as Exhibit (p)(3) to Post-Effective Amendment No. 34 to the registrant's Form N-1A registration statement, SEC file No. 33-13754 and incorporated herein by reference)